TEMPLETON GROWTH FUND, INC.

Prospectus, January 1, 2009 (Status as of November 1, 2009)

TEMPLETON GROWTH FUND, INC.

P.O. Box 33030, St. Petersburg, Florida 33733-8030, U.S.A.

Custodian bank

JPMORGAN CHASE BANK

MetroTech Center

Brooklyn, New York 11245, U.S.A.

Transfer agent

FRANKLIN TEMPLETON INVESTOR SERVICES, LLC.

3344 Quality Drive, P.O. Box 2258, Rancho Cordova,

CA 95741-2258, U.S.A.

P.O. Box 33030, St. Petersburg, Florida 33733-8030, U.S.A.

Principal distributor

Franklin Templeton Distributors, Inc.

One Franklin Parkway, San Mateo

CA 94403-1906, U.S.A.

Paying agents in the German Federal Republic

J.P. MORGAN AG

Junghofstraße 14, 60311 Frankfurt am Main

MARCARD, STEIN & CO AG

Bankers since 1790

Ballindamm 36, 20095 Hamburg

MERCK FINCK & CO.

Private bankers

Neuer Wall 77, 20354 Hamburg

(until December 31, 2009)

Paying agent in the Republic of Austria

UNICREDIT BANK AUSTRIA AG

Schottengasse 6-8, 1010 Vienna

Representative in the German Federal Republic

DR. CARL GRAF HARDENBERG

Attorney at law

Claudiusstraße 11, 10557 Berlin

Representative in the Republic of Austria

UNICREDIT BANK AUSTRIA AG

Schottengasse 6-8, 1010 Vienna

Auditor

PRICEWATERHOUSECOOPERS LLP

Three Embarcadero Center

San Francisco, CA 94111-4004, U.S.A.

Service company

FRANKLIN TEMPLETON INVESTMENT SERVICES GMBH

Postfach 11 18 03, 60053 Frankfurt am Main

Mainzer Landstraße 16, 60325 Frankfurt am Main

This prospectus does not constitute an offer to purchase Fund shares in countries in which the investment company is not entitled to carry out public distribution. Stockbrokers, banks or other entities are not entitled to give information or promises that are not contained in this prospectus.

Table of Contents

Page

Important notes	5

Summary of costs	6

Selected financial data	6

Purchasing Fund shares	8
Minimum investment	8
Method of payment in Germany	9
Payment method in Austria	9
Additional payments	9
Credit transfers in USD	10
Savings program in Germany and Austria	10

Issuing shares	10

Account maintenance	11
Joint accounts with joint authority	11
Joint accounts with individual authority	11
In the event of death	11
Accounts for minors	11
Shareholders’ obligation to cooperate	12

Offering price	12
Sales charge scale	12
Contingent Deferred Sales Charge (CDSC)	12
Frequent-trading provisions	13
Cumulative quantity discount	14
Letter of intent	14
Reinvestment privilege	14
Purchases at net asset value	15

Redeeming Fund shares	16
Withdrawal plan	17

Right to exchange	17

Institutional investors	18

Account statements	18

Investment goals and policies	19

Investment principles and restrictions	19
Fundamental investment principles and restrictions	20
Non-fundamental investment principles	20

Additional strategies	21

Glossary with regard to investments, techniques, strategies and their risks	21

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Risks	21

Investment transactions and related risks	23

General information	34
Typical Investor Profile	34
Inquiries	35
Investment management company	35
Investment management agreement	36
Consulting fee	36
Portfolio manager	36
Description of the Shares/ Share certificates	38
Shareholder Meetings	38
Dividends	38
Custodian bank	38
Management Company	39
Officers and directors	39
Committees of the Board of Directors	43
Fair valuation and liquidity	43
Voting rules and procedures for proxy voting	43
Calculating the net asset value	45
Suspending the calculation of the net asset value	47
Representatives	47
Tax information	47
Taxation in the U.S.	48
Taxation in Germany	48
Taxation in Austria	50
Transfer agent	50
Independent auditor	51
Disclosures	51
Price disclosure	51
Semi-annual and annual reports	51
Sales plan	51
Paying agency fees	51

Place of jurisdiction	51

Right to countermand payment	51

Contract terms	52

Important notes

This prospectus contains information on Class A shares of the Templeton Growth Fund, Inc. (hereinafter the “Fund” or the “Investment company”) that future shareholders should be aware of before making their investment decision. We recommend that investors read this prospectus carefully and retain it together with the other documents they have received.

The Fund shares of Templeton Growth Fund, Inc. offered in the German Federal Republic and the Republic of Austria are “Class A shares”. Further classes of shares in the assets of the Fund are offered in the U.S., to which other fee structures apply. Only Class A shares are available in Germany and Austria. All information in this prospectus therefore refers to Class A shares.

Acquisition of Fund shares or submission of instructions by U.S. citizens or U.S. taxpayers is not possible through Franklin Templeton Investment Services GmbH.

The Templeton Growth Fund, Inc. was incorporated on November 10, 1986 under the laws of the State of Maryland for an indefinite period and began its business activity on December 31, 1986 as a 58% legal successor of Templeton Growth Fund Inc., Ltd. (the “Canadian Fund”), which was restructured into two funds on the aforementioned date. In accordance with the terms of the restructuring, the Canadian shareholders, who represent 42% of the shares in circulation, remain shareholders in the Canadian Fund, while the non-Canadian shareholders, who represent 58% of the shares in circulation, became shareholders in the Fund. The Investment Company is registered under the U.S. Investment Company Act of 1940 (the “1940 Act”) in the U.S. with the Securities and Exchange Commission (“SEC”) under file number 33 - 9981 as an open and diversified investment company in the U.S.. The shares in the investment company are not traded on a securities exchange but are redeemed by the investment company at any time under normal circumstances. The investment company’s equity capital always equals the net value of its assets.

Your legal relationship to the investment company is governed by the German version of the prospectus and any other publications of the investment company. A summary of the contract terms can be found in this prospectus starting on page 52. You can receive a complete copy of the by-laws of the Investment Company and the Statement of Additional Information free of charge by contacting the German service company Franklin Templeton Investment Services GmbH.

Attached to the prospectus are an annual report with a cut-off date which may be no more than 16 months in the past and, if the cut-off date is more than 8 months in the past, a semi-annual report is also attached. You can obtain a printed copy of the prospectus, the annual and semi-annual report and the by-laws free of charge from Franklin Templeton Investment Services GmbH, on request.

The Fund’s shares have been neither approved nor disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed judgment on the adequacy of this prospectus. Claims to the contrary are a punishable offense.

The Investment Company is neither subject to monitoring by the German Federal Authority for Financial Services Supervision (BaFin, formerly the Federal Banking Supervisory Authority (BAKred)), nor to state monitoring by any other German authority; however, in accordance with Section 7 of the German Foreign Investment Act (AuslInvG), the BaFin was notified on July 28, 1982 of the intention to sell the Investment Company’s shares in the German Federal Republic. In accordance with the first sentence of Section 144 (2) of the German Investment Act (InvG), this notification remains in force.

The Investment Company is not subject to the supervision of the Finanzmarktaufsicht [Austrian Financial Market Authority] (FMA) or to any other government supervision by an Austrian agency. The Bundesministerium für Finanzen [Federal Ministry of Finance], Department V/13, Vienna, has been notified of the sale of Fund shares in Austria pursuant to Section 30 Investmentfondsgesetz [Austrian Investment Fund Act of] 1993.

Fund shares do not constitute a bank deposit or commitment by a bank and are not guaranteed or endorsed by any bank. In addition, Fund shares in the U.S. are not guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There are risks associated with investing in Fund shares, including the loss of capital.

Deposits of the Investment Company at your custodian bank are not protected by deposit insurance.

Summary of costs

The purpose of the summary is to help investors understand the direct and indirect costs associated with investing in the Fund. The figures are based on the Fund’s expenses during the past fiscal year. The current costs may differ from these figures.

A. Fees for shareholder transactions: 1)

Maximum sales charge (as a percentage of the offering price): 5.75%*

Payable at purchase: 5.75%*

Deferred sales charge: none**

B. Annual operating expenses of the Fund

(as a percentage of the average net assets):

Management fees: 0.57%

Rule-12b-1-costs: 0.25%***

Other expenses: 0.21%

Total business expenses of the fund: 1.03%

1) If you invest through a bank or other financial services institution, you could incur additional costs.

*The USD amount of the sales charge is the difference between the offering price of the acquired shares (which is multiplied by the relevant sales charge) and the value of the net assets of these shares. Since the offering price is calculated up to two decimal points in line with standardized rounding rules, the number of acquired shares and the USD amount of the sales charges can be higher or lower as a percentage of the offering price and the net investment, depending on whether it is rounded down or up.

** The 1% deferred sales charge is applicable to investments of USD 1 million or more (see “Contingent deferred sales charges”) and to specific pension plans that may purchase Fund shares without sales charges.

**** Class A shares have a distribution plan, also known as the “Rule 12b-1 plan,” under which the Fund is permitted to pay a sales service fee of up to 0.25% per year to persons who sell and distribute Class A shares and provide other services for the shareholders (see the section “Distribution plan”). Since these fees are continuously paid from the Class A assets, these fees will increase the costs of your investment over time. These costs can be higher than if you were to pay other types of sales charges.

C. Example:

Assuming that the annual yield is 5% and business expenses of the Fund vary within the above-mentioned parameters. Upon sale of Fund shares after the number of years indicated, an investment worth USD 10,000 might incur the following costs:

1 year	3 years	5 years	10 years
USD 674*	USD 884	USD 1,111	USD 1,762

* assuming no deferred sales charges were charged.

This is only an example that does not entail conclusions about previous or future expenses or performance. The actual expenses or performance may be higher or lower than indicated here.

Please note that only the sales charges are charged directly to your account, whereas annual Fund operating expenses are paid out of the Fund’s assets and have already been taken into account when calculating the net asset value.

Selected financial data

The table shows the Fund’s financial performance over the last five years. Specific information reflects the financial results of individual Fund shares. The total return data reflects the rate at which an investor would have gained or lost through an investment in the Fund, assuming reinvestment of dividends and capital gains. The following selected financial data has been audited by the independent auditor PricewaterhouseCoopers LLP, whose report, together with the financial statements, is included in the annual report, which is available on request.

Fiscal year ending August 31

Results per Class A Fund share

(for a share issued during the entire period)	2008	2007	2006	2005	2004

Net asset value at start of period (USD)	26.15	25.29	23.86	21.03	18.54

Income from securities transactions:

Net revenue from financial investments (USD)*	0.43	0.37	0.43	0.36	0.36

Realized and unrealized capital gains (losses), net (USD)	-4.58	2.66	2.73	3.66	2.58

Securities transactions total (USD)	-4.15	3.03	3.16	4.02	2.94

Minus dividends:

Dividends on net income from financial investments (USD)	(0.37)	(0.49)	(0.41)	(0.41)	(0.45)

from realized capital gains, net (USD)	(1.81)	(1.68)	(1.32)	(0.78)	–

Total dividends (USD)	(2.18)	(2.17)	(1.73)	(1.19)	(0.45)

Market-Timing- fee	–***	–***	–***	–***	–***

Net asset value at end of period (USD)	19.82	26.15	25.29	23.86	21.03

Total revenue** in %	-17.43	12.60	14.52	19.72	16.14

Ratios / Other data:

Net assets at end of period (USD billions)	19.726	27.977	23.966	20.786	15.771

Ratio of average net assets to expenses (%)

1.03****	1.01****	1.05****	1.06****	1.10****

Net revenues from financial investments	1.88	1.44	1.82	1.61	1.75

Turnover rate of financial investments in %	16.82	20.37	35.33	19.95	24.58

*	Based on the average daily shares issued.
**	Total revenue does not take sales charges into account.
***	Amount lower than USD 0.01 per share.
****	Profit on the expense reduction is less than 0.01%.

The following table shows the volatility in the Fund’s revenues, which is an indicator of the risk of investing in the Fund. It shows the changes in annual income of the Fund over the calendar years shown. The table following it shows the average annual total revenue of the fund in comparison with a broad securities index. Past performance is not an indicator or guarantee of future performance. Performance of the Fund assumes reinvestment of dividends and income from assets.

1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
-2.48%	30.44%	1.74%	0.54%	-9.48%	32.85%	17.00%	8.15%	21.81%	2.19%

This information does not include issuing surcharges; otherwise the revenues would be less. As of September 30, 2008, profit for the year up to that date was -27.25% for the Class A shares.

With respect to the period ended December 31, 2007:

1 year	5 years	10 years
Templeton Growth Fund, Inc. (Revenue before taxes)*	-3.71%	14.55%	8.79%
MSCI World Index**	9.57%	17.53%	7.45%

* Specifications include issuing surcharges.

** The index does not include deductions for fees, expenses or taxes. Source: © 2008 Morningstar. The unmanaged Morgan Stanley Capital International (MSCI) World Index is a free-float-adjusted index, weighted toward market capitalization that measures the performance of stock markets in developed markets worldwide. It includes the reinvested dividends. One cannot invest directly in an index, nor is the index representative of the Fund’s portfolio.

Purchasing Fund shares

If you wish to purchase Fund shares, please fill out the application form and send the original to:

Templeton Growth Fund, Inc.

c/o Franklin Templeton Investment Services GmbH

Postfach 11 18 03, 60053 Frankfurt am Main

Mainzer Landstraße 16, 60325 Frankfurt am Main

Tel.:	08 00/0 73 80 02 (toll-free from Germany)
08 00/29 59 11 (toll-free from Austria)
Fax:	+49 (0) 69/2 72 23-120

Franklin Templeton Investment Services GmbH is the service company for the Fund in Europe.

Franklin Templeton Investment Services GmbH acts as the receiving agent of Templeton Growth Fund, Inc., and forwards all orders, buy and sell orders in particular, to Templeton Growth Fund, Inc.

Franklin Templeton Investment Services GmbH will immediately contact the shareholder if an order lacks clarity, but it reserves the right to choose the means of communication in each individual case as it sees fit, and indeed independent of what communication options exist or what option the shareholder requests.

As of September 30, 2008, Franklin Templeton Investment Services GmbH has share capital of USD 1,278,229.70. It has negotiated distribution agreements with numerous investment brokers and banks that entitle them to trade Fund shares independently. Acquisition of Fund shares or submission of instructions by U.S. citizens or U.S. taxpayers is not possible through Franklin Templeton Investment Services GmbH.

Principal distributor

Franklin Templeton Distributors, Inc.

One Franklin Parkway, San Mateo

CA 94403-1906, U.S.A.

Franklin Templeton Distributors, Inc. is a New York corporation and a 100% subsidiary of Franklin Resources, Inc., and its equity capital was USD 1,130,219,736 as of September 30, 2008.

Investment brokers and banks act independently and supply their own brokering and/or consulting services to the investor. Even if they receive a commission, investment brokers and banks are neither the vicarious agents of the Fund, nor of Franklin Templeton Investment Services GmbH, nor of another corporation of Franklin Templeton Investments, nor do they otherwise represent the latter. Neither investment brokers nor banks are entitled to receive monies on behalf of the Fund or a corporation of Franklin Templeton Investments. The fund and the corporations of Franklin Templeton Investments exclusively issue product Information.

The investment company strongly advises against debt financing for purchasing Fund shares due to the fact that debt financing significantly increases the investment risk. The investment company offers its Fund shares to the public, but, with the exception of some fund-linked life insurance policies, does not offer financial products that are combined with Fund shares.

Should independent brokers offer such “combination products,” the Investment Company, the management company and its associated companies do not accept any responsibility for these products, unless they have approved them in writing.

In view of the different cost structures and tax liabilities of investing directly in investment funds and in fund-linked life insurance policies, investors are strongly advised to consult their tax and financial advisor as to which type of investment is best suited for them.

Should you require assistance in completing the application form, please consult your investment broker.

Minimum investment

•	A one-time investment: EUR 2,500
•	Follow-up payments: EUR 500
•	Savings plan: EUR 100 monthly or quarterly
•	Withdrawal plan: Fund shares with a transaction value of USD 25,000 monthly withdrawals starting at USD 100 (see “Withdrawal plan”)

Method of payment in Germany

Paying agents in Germany for transactions in EUR:

J.P. Morgan AG

Junghofstraße 14

60311 Frankfurt am Main

Account No.: 6 111 600 224, BANK ROUTING NUMBER (BLZ): 501 108 00

Marcard, Stein & Co AG

Ballindamm 36

20095 Hamburg

Account No.: 3 010 014, BANK ROUTING NUMBER (BLZ): 200 304 00

Merck Finck & Co.

Neuer Wall 77

20354 Hamburg

Account No.: 30 121 060, BANK ROUTING NUMBER (BLZ): 200 307 00

As of January 1, 2010, payments to Merck Finck & Co. will no longer be possible.

Any payments received will be returned.

Please indicate “Templeton Growth Fund, Inc.” as the payee. Under “Intended use” please enter the shareholder’s name and the investment account number (for existing accounts) or the application number (for first-time purchases).

Credit transfers

Please credit the investment amount to a paying agency account in EUR. Preprinted wire transfer slips are available. Payments may only be made to the paying agency accounts referred to above.

Payments in cash

Please pay the investment amount in EUR to one of our paying agency accounts (see above). Please note that cash payments cannot be transacted.

Payments by check

Franklin Templeton Investment Services GmbH is not authorized to accept checks; it reserves the right to return to sender any checks it may receive nonetheless. Investors wishing to pay by check can do so by sending a check (separate from the application form) to Franklin Templeton International Services S.A., 26, Boulevard Royal, L-2449 Luxembourg.

Due to the delays involved in the processing of payments by check, also due to stricter regulations for the prevention of money laundering and possible additional bank charges, investors are strongly advised to pay for their investments via funds transfer.

If you still wish to pay by check, please note the following:

Submitting a EUR check

Please make out your collection-only check in EUR payable to Templeton Growth Fund, Inc., and send it – separate from the application form – to Franklin Templeton International Services S.A., Luxembourg. Franklin Templeton International Services S.A. will immediately initiate proceedings to have the check amount paid into a Franklin Templeton clearing account. The investment cannot be completed until clearance is confirmed.

Submitting a USD order check

Please send the USD check, drawn on a U.S. bank and made payable to the transfer agent of the Fund, Franklin Templeton Investor Services, LLC, separate from the application form, to Franklin Templeton International Services S.A., Luxembourg. Franklin Templeton International Services S.A. will immediately initiate proceedings to have the check amount paid into a Franklin Templeton clearing account. The investment cannot be completed until clearance is confirmed.

The shareholder must announce foreign payment orders to the commissioned financial institution in accordance with the German Foreign Trade and Payments Ordinance (AWV). Franklin Templeton Investment Services GmbH has taken over the shareholder’s reporting requirement in accordance with the Foreign Trade and Payments Ordinance.

Payment method in Austria

“Templeton Growth Fund, Inc.” should always be indicated as the beneficiary for payments. Under “Intended use” please enter the shareholder’s name and the investment account number (for existing accounts) or the application number (for first-time purchases).

Please credit the amount of the investment in EUR to UniCredit Bank Austria AG. For payment by collection-only checks in EUR or payment by USD order checks, please see the instructions regarding submitting checks in Germany.

Paying agent in Austria for transactions in EUR

UNICREDIT BANK AUSTRIA AG

Schottengasse 6-8, 1010 Vienna

Account No.: 0003 -00 145/11, BANK ROUTING NUMBER (BLZ): 12 000

In Austria, UniCredit Bank Austria AG will convert the amounts received into EUR and immediately forward these amounts to the transfer agents on behalf of investors.

Additional payments

Additional payments into an already existing shareholder account may be made in EUR to one of our paying agent accounts, stating the shareholder account number at Franklin Templeton Investor Services, LLC. It is not necessary to complete a new application form for additional payments.

Because Fund shares must always be issued in accordance with the terms of the sales prospectus valid at the time of issuance, shareholders are strongly urged to obtain the currently valid prospectus prior to making any additional payments.

Credit transfers in USD

Direct credit transfers are also possible in USD, whereby the executing banks are advised that it is essential that the name(s) and account number(s) or name(s) and application number(s) be clearly noted at the time of initial purchase. The following account is available for credit transfers in USD:

Payee:

Templeton Growth Fund, Inc.

Account No.: 6 231 400 414, BANK ROUTING NUMBER (BLZ): 501 108 00

Payee bank:

J.P. Morgan AG Frankfurt am Main

(Swift code: CHASDEFX, Telex No.: 411625)

Drawn on: JPMorgan Chase Bank, New York

(Swift code: CHASUS33)

Reason for transfer:

Shareholder’s name, account number (for existing accounts) or application number (for first-time purchases)

Savings program in Germany and Austria

In Germany and Austria, investors have the opportunity to establish investment plans that enable them to make payments for the purchase of Fund shares in monthly or quarterly installments.

The minimum amount of a savings installment is EUR 100 (monthly or quarterly). No initial payment is necessary to be accepted into the savings program.

Investors who participate in an automatic investment plan will receive savings plan statements by mail every six months. To reduce bank fees for investors and the Fund, the savings program uses a direct-debiting system.

In order to participate in the savings program, an investor must declare on the application form or, in the case of existing accounts, on a separate form available on request, that he is authorizing his bank to debit the agreed savings amount from his bank account on the first day of every month and to transfer this amount to one of the Fund’s paying agent accounts; this declaration may be revoked at any time. The direct debit authorization, or notices changing the amount to be debited, must be received no later than the 20th of any month in order to ensure that they can be taken into account the following month.

On the day of the direct debit, participants in the savings program are required to have a corresponding balance in their bank account and to only revoke submitted direct debits if the amount of the debit exceeds the direct-debit mandate. Sales charges are only due on the investment amounts actually deposited; there is no advance debiting of costs.

Investors should be aware that a savings program entails the purchase of Fund shares whose value is subject to fluctuations, and that it is therefore possible that assets will not grow at a continuous rate, and that unfavorable circumstances may even result in a loss of the amounts invested. The investment amounts are not protected by a deposit insurance system and it cannot be guaranteed that a specific savings target will be achieved.

Issuing shares

Shares will not be issued until both the application form and the investment amount have been received at the offices of the Fund’s transfer agent, Franklin Templeton Investor Services, LLC. If payment is made via one of the paying agent accounts, then, under normal circumstances, the amount will be received one banking day after the day on which the payment has been credited to the paying agent account. Franklin Templeton Investment Services GmbH will immediately forward in electronic format any instructions it receives onto the transfer agent . The transfer agent calculates the number of Fund shares in whole units and fractions that have been obtained based on the offering price that is calculated at the end of the New York Stock Exchange trading day following the day payment is received at one of the paying agencies, insofar as the transfer agent has the properly filled out purchase order at that moment. Only then will the investor be a shareholder in the fund. Until that moment no rights or obligations between the Fund and the investor will be established.

The shareholder will receive by mail a written receipt confirming his purchase of Fund shares and stating the number of his shareholder account maintained at Franklin Templeton Investor Services, LLC. Upon written request, Franklin Templeton Investor Services, LLC will issue a certificate for all whole shares held in a shareholder account. However, due to the cumbersome processing at the time of share redemption and the risk of losing the certificate, we strongly advise against the issuance of certificates.

For the issuance of shares to banks and institutions it is necessary that their orders be received by Franklin Templeton Investment Services GmbH by 4:00 PM Frankfurt time on days on which the net asset value of the Fund is calculated so that, normal circumstances prevailing, the offering price calculated at the close of that trading day on the New York Stock Exchange can be used as a basis and the shares issued. Such orders can, however, only be accepted on days on which the banks in Frankfurt am Main are open (“banking days”) and then only if an agreement to that effect is in place with Franklin Templeton Investment Services GmbH. The banks and institutions will then receive without delay an execution confirmation by fax with the exact amount of the offering price to be paid. The amount of the investment is due three German banking days after the shares are issued.

The Fund or the transfer agent may limit, refuse or cancel any order at their discretion.

Investors undertake to check immediately the order confirmations they receive by mail after each transaction so as to ensure that their order has been registered correctly in the investor’s shareholder account. Investors are also required to inform Franklin Templeton Investment Services GmbH without delay if they do not receive an order confirmation within the expected timeframe.

Account maintenance

Accounts can be opened for a single investor (individual account) or for several investors (joint account). Investors are requested to check the appropriate column on the application form.

Joint accounts with joint authority

For joint accounts, authorization requires the signature of both account holders. Please also strictly observe the terms and conditions described under the heading “In the event of death”.

Joint accounts with individual authority

In a joint account with individual authorization, all transactions in the joint account, except for its liquidation, can be effected by one single shareholder – even in his favor – without the signature or other prior consent of the other shareholder. The Fund is not required to inform the other account holder prior to executing such a request. Investors should therefore be aware of the danger of abuse of individual authority. Upon the request of an individual account holder, which is possible at any time, the Fund will change the individual authority to a joint authority. Please also strictly observe the terms and conditions described under the heading “In the event of death”.

In the event of death

When establishing a joint account, the shareholders authorize the Fund or the transfer agent to transfer their shares in the event of their death to the surviving account owner. Transfer to the surviving account owner can generally only take place after the death certificate has been presented. For the transfer of the shares, it is necessary to set up an account in the name of the surviving account holder. The Fund, the transfer agent or Franklin Templeton Investment Services GmbH are not required to inform possible heirs of this event or to obtain their instructions. However, if the heir or heirs of the deceased account holder revoke the transfer order before the Fund or the transfer agent can execute it, the Fund will continue to maintain the account in question as a joint account with joint authority and accordingly only obey joint requests of the heirs and the surviving account holder. Account owners should therefore make appropriate provisions in their wills. Account owners who do not want the account to be transferred to the surviving shareholder should indicate this in the application form.

If, in the event of death, it becomes necessary to clarify the authorization for a shareholder account, the Fund will demand presentation of a certificate of heirship, an executor’s certificate, or other documents required to this end. In individual cases the Fund, at its sole discretion, may waive the requirement to present a certificate of heirship or an executor’s certificate if the Fund is provided with a duplicate or a certified copy of the instrument of disposition (will, heirship contract), together with the relevant probate court record. The Fund is entitled to regard as authorized the person named therein as heir or executor, allow him to make account transactions and, in particular, make payments to this person without incurring any liability. This, however, will not apply if the Fund is aware that the person named therein does not have authorization over the account or if, due to negligence, it has not been informed accordingly.

Accounts for minors

Accounts in the names of minors can only be established with the consent of both parents of the minor. Until the minor reaches the age of majority, consent of the persons in charge of the minor’s care and upbringing is also required for all other instructions with regard to the account.

If one parent is in sole charge of the care and custody of the minor, the Fund is entitled to demand proof of custody before opening the account or executing further transactions. To this end, for example, the submission of a relevant judgment of Family Court or Guardianship Court may be demanded.

When opening the account, the custodians determine in general that each of them shall have individual authorization over the account, unless a different form of authorization is indicated in the application form. This authorization may be cancelled at any time by written notice to the Fund, unless the custodians have decided otherwise.

The address of the parent or custodian first named in the application form shall serve as the mailing address of the minor’s account until the latter reaches the age of majority.

To protect against fraud, the Fund can demand that the account holder, upon reaching the age of majority, submit a confirmed signature before it carries out the first instruction of the account holder.

Shareholders’ obligation to cooperate

Proper maintenance of the shareholder account requires that the shareholder immediately notify the Fund of any changes to his name and address, as well as other changes relating to the account.

The Fund may be obligated or entitled under U.S. state laws to perform an escheatment of accounts where the shareholder cannot be located at the address known to the Fund. All orders, of whatever nature, must be unequivocal as to their content. Orders that are not formulated unequivocally may require queries, resulting in delays. The person placing the order shall be responsible for such delays.

Each shareholder must immediately check all documents sent to him, such as account statements, notices regarding the execution of orders and information regarding expected payments, as to whether they are accurate and complete and, if they are not, must immediately state his objection. This also applies to the non-receipt of confirmations regarding the processing of transactions ordered by the shareholder.

Offering price

The offering price consists of the net asset value per share plus sales charge in accordance with the following table.

Sales charge scale

Sales Charge

in relation to	in relation to
investment at	gross investment	net investment
offering price	(offering price)*

USD 50,000 but under USD 100,000	4.50%	4.71%
USD 100,000 but under USD 250,000	3.50%	3.63%
USD 250,000 but under USD 500,000	2.50%	2.56%
USD 500,000 but under USD 1,000,000	2.00%	2.04%
USD 1,000,000 or more **	none	none

*

The USD amount of the sales charge is the difference between the offering price of the shares purchased (multiplied by the appropriate sales charge in accordance with the above table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the USD amount of the sales charge as a percentage of the offering price and of the net investment may be higher or lower depending on whether there was a downward or upward rounding.

**

Investments of USD 1 million or more do not incur any sales charge at the time of purchase, but if shares are redeemed prematurely within 18 months after purchase, a 1% deferred sales charge may be levied (see “Contingent Deferred Sales Charge”).

The following fictitious example explains the calculation of the offering price on August 31, 2004: The assets of the Fund, amounting to USD 18,679,479,428 less liabilities of USD 110,834,197 resulted in net Fund assets of USD 18,568,645,231, of which a proportion amounting to USD 15,771,173,608 consisted of Class A shares. These net assets, divided by the number of Class A shares outstanding on August 31, 2004, (749,823,500) resulted in a net asset value per Class A share of USD 21.03, which was also the redemption price on that day. The net asset value per Class A share plus sales charge at 6.10% (USD 1.28) resulted in an offering price per Class A share of USD 22.31.

Franklin Templeton Investment Services GmbH may pay, or cause to be paid, up to 100% of the sales charge to such persons, banks or other institutions that brokered the purchase of Fund shares.

Contingent Deferred Sales Charge (CDSC)

If, when purchasing a share no sales charge is paid because the investment sum exceeded the amount of USD 1 million, either by a one-time payment, by claiming the cumulative quantity discount (see in this regard the section “Cumulative quantity discount”) or upon submitting a corresponding Letter of Intent (see in this regard to section “Letter of intent”), a deferred sales charge can be imposed if the acquired shares are redeemed completely or in part within 18 months. [The period starts on the last day of the month the shares in question were purchased.] The deferred sales charges are 1% of the value of the redeemed shares at the moment of their return or their net asset value at the moment of purchase, whichever amount is less. In order to keep the deferred sales charge as low as possible, the shares that are not subject to deferred sales charges will be redeemed first. If there are not enough such shares, the shares subject to the deferred sales charge will be redeemed in the order they were purchased.

Unless otherwise agreed, for redemption requests intended to redeem a certain USD or EUR amount, the CDSC will be covered through the redemption of additional shares. For redemption requests where a certain number of shares are to be redeemed, any CDSC is deducted from the redemption proceeds.

Frequent-trading provisions

The Fund’s Board of Directors has put the following guidelines and procedures in place with regard to frequent trading (Frequent-trading guidelines).

The Fund seeks to prevent and will not lend support to short-term or frequent trading of Fund shares, often referred to as market timing. This type of transaction can damage the Fund, for example due to the fact that it prejudices efficient management of the Fund portfolio or substantially increases transaction costs, administration costs or taxes of the Fund.

Due to the fact that the fund invests substantially in foreign (i.e. non-U.S.) securities, it can also be susceptible to a form of short-term trading sometimes known as “time-zone arbitrage”. Time-zone arbitrage is when an investor tries to obtain advantage from the fact that the value of the Fund portfolio changes and these changes in the net asset value per share are only reflected with a delay. Due to the differences between the times at which the international securities of the Fund’s portfolio are traded on foreign markets and the time at which the net asset value of the Fund is calculated (generally, at the moment the New York Stock Exchange closes, see “Calculation of net asset value”), it is more likely that such delays would occur in the case of foreign (i.e. non-U.S.) investments. Arbitrage market timers try to buy or redeem shares of a Fund based on events that have occurred after the closing prices are determined in the foreign markets but before a Fund’s net asset value is calculated. This can lead to dilution of the value of Fund shares. One of the goals of the Fund’s procedure for fair calculation of value is to minimize the possibilities of this type of arbitrage market timing (see “Rating – foreign securities – potential influence of time zones and stock exchange holidays”), yet it cannot be ruled out by virtue of the Fund’s rating procedure that this indeed occurs.

Since the Fund invests in securities that are or can be restricted, unlisted, irregularly traded, traded at low turnover or relatively illiquid (“relatively illiquid securities”), it can be particularly sensitive to arbitrage market timing. An arbitrage market timer can attempt to gain an advantage from possible differences between the most recently available prices for one or more relatively illiquid securities that are used for calculating the net asset value and the most recent indications of the market value of those securities. One of the goals of the procedure of the Fund for fair value calculation is to minimize the possibility of this type of arbitrage (see “Fair rating – individual securities”), yet it cannot be ruled out by virtue of the Fund’s rating procedure that this indeed occurs.

The Fund’s transfer agent continuously monitors trading of the fund shares to identify investment models by shareholders that indicate a permanent strategy of short-term trading. The scope of investments and redemptions by an investor with respect to the Fund can be a basis for evaluating investment models of shareholders. Insofar and as soon as a short-term trade has been detected, the transfer agent will try to limit or reject further short-term trading and/or take other measures as set forth below, insofar as the investment management company or the transfer agent believes that such trading could be detrimental to the Fund.

Insofar as the investment management company or the transfer agent obtains information about your trading activity with regard to this Fund or other Franklin Templeton Funds or non-Franklin Templeton Funds, and on the basis of this information, either the Fund or investment management company or the transfer agent comes to the conclusion at its sole discretion that your investment model could be detrimental to the Fund as defined by these Frequent trading provisions, the Fund can temporarily or permanently prohibit future investments in the Fund; alternately, they can limit the amount, the quantity or frequency of future purchases and/or the manner in which you can request purchases and/or redemptions in the future.

When reviewing an investor’s trading model, the Fund can take into account, among other things, the investor’s trading activities up to the present, both directly and, as far as known, via financial intermediaries, with regard to the Fund, other Franklin Templeton Funds or non-Franklin Templeton Funds or with respect to other jointly controlled or held accounts.

Frequent trading via financial intermediaries

You are an investor who is subject to these Frequent trading guidelines whether or not you are a direct shareholder in the Fund or invest in the Fund indirectly, for example via a financial intermediary or a bank.

Some financial intermediaries maintain main accounts with the Fund, commissioned by their clients (so-called “omnibus accounts”). The Fund has concluded “Agreements regarding information exchange” with these financial intermediaries, alllowing the Fund to obtain on request information about trading activity by clients of financial intermediaries who invest in the Fund. If the Fund’s transfer agent identifies trading models with respect to omnibus accounts that could potentially be detrimental to the Fund, the transfer agent can demand information from financial intermediaries about the trading activities of its clients at its sole discretion. Insofar as the transfer agent discovers information based on audit to the effect that the trading activity of clients could be detrimental to the Fund, then the transfer agent, at his sole discretion, can demand that the financial intermediary limit further transactions with the Fund by the client in question. However, there is no guarantee that monitoring of trading models by the transfer agent with regard to omnibus accounts will mean that the transfer agent can identify all of the short-term trading by the client of the financial intermediary.

Recall of transactions

While the Fund reserves the right to reject any purchase order at its sole discretion, the Fund can also revoke purchase orders that have already been carried out if the Fund’s transfer agent, at his sole discretion, reasonably comes to the conclusion that the latter are contrary to the goals of the Fund’s frequent trading provisions.

Cumulative quantity discount

The reduced sales charges indicated in the sales charge table also may be applied on a cumulative basis. For purposes of calculating the applicable sales charges, the investor may combine the amount of his current investment with the current net asset value or the net asset value paid upon purchase (whichever is higher) of the Fund shares, also in other U.S. Franklin Templeton Funds, already held by the investor, his spouse or life partner living in the household and by children up to 21 years of age. If the investor is the sole proprietor of a business, then the shareholder accounts held by the business may also be taken into account.

Because only one U.S. fund, i.e., Templeton Growth Fund, Inc., is registered to sell to the public in Germany and Austria, investors should contact Franklin Templeton Investment Services GmbH in the event of doubt. They can provide further information.

The principal distributor seeks to offer to investors the most favorable sales charge possible. This can, however, only be accomplished if the investor or his intermediary submits an application for the discount when purchasing the investment and provides the requisite information to enable the determination of whether a purchase qualifies for a reduction of the sales charge. The Cumulative Quantity Discount conditions may be changed or ended at any time.

Letter of intent

Reduced sales charges are also available to investors who provide a Letter of Intent, by means of which they state their commitment to invest a specified amount in shares of Templeton Growth Fund, Inc. during a 13-month period. The requisite forms can be obtained from Franklin Templeton Investment Services GmbH. The amount the investor intends to invest determines the sales charge to be paid. The initial investment should be at least EUR 2,500 or 5% of the total intended purchase stated in the Letter of Intent.

The following conditions apply to Letters of Intent: The shares acquired with the initial 5% of the total intended purchase are held as reserved shares and serve as security for payment of higher sales charges in the event that the total intended purchase does not take place. The reserved shares are summarily redeemed if it should become necessary to cover any additional sales charges that may be due. The reserved shares may not be exchanged for shares in Franklin Templeton Investment Funds, nor may they be redeemed until the Letter of Intent is fulfilled or the higher sales charge paid.

Shares acquired before the Letter of Intent will count toward fulfillment of the Letter of Intent.

The investor is responsible for informing his financial advisor as soon as he believes that the Letter of Intent has been fulfilled by purchase of sufficient shares subject to the cumulative quantity discount. If the investor has not named a financial advisor with regard to his shares, then the investor is responsible for informing the Fund’s transfer agent as soon as he believes that the Letter of Intent has been fulfilled by purchase of sufficient shares subject to the cumulative quantity discount.

If the Letter of Intent is not fulfilled within 13 months, the sales charges will be recalculated. If you do not settle the difference resulting therefrom within 20 days after the written request, a commensurate number of the reserved shares will be sold. If all shares are sold or exchanged with shares of Luxembourg funds of Franklin Templeton Investment Funds, the Letter of Intent will be terminated and the sales charge recalculated.

Reinvestment privilege

If you sell shares of a Franklin Templeton Fund which are indirectly held for your benefit in a securities account in your investment agent’s company or the trust department of your bank or are registered on your behalf with the transfer agent (or in a custodian bank or a trustee of the Fund’s transfer agent), you can reinvest all or parts of the proceeds of the sale within 90 days after the sale without an issuing surcharge. This reinvestment privilege is not applicable to (i) a purchase of Fund shares via a regularly scheduled automatic investment plan such as a purchase through a regularly scheduled salary deduction or by remittance from a bank account, or (ii) a purchase of Fund shares using the proceeds from a sale of Fund shares of Franklin Templeton held indirectly through employer-supported pension plans or by a non-Franklin Templeton person or an employer-supported IRA.

To be able to use this reinvestment privilege, you must inform your investment agent or the Fund’s transfer agent of this privilege at the time of your investment. In addition, the proceeds from the previous sale must be reinvested in the same share class as the shares sold.

If you paid a deferred sales charge at the time you sold your Class A shares, we will reimburse it to you in the amount that you reinvested within 90 days after the sale by adding the reimbursement to the reinvestment amount (for example: if you reinvest USD 10,000 within 90 days of a prior sale in the amount of USD 10,000, for which you paid a deferred sales charge in the amount of USD 100, the amount of the reinvestment is USD 10,100). The new shares issued at the time of your reinvestment are subject to the relevant deferred sales charge.

If the redemption proceeds were immediately invested in a Certificate of Deposit at a Franklin Bank, they can be reinvested under the above terms and conditions. Reinvestment must be made within 90 days after the due date of the certificate (including any extensions).

This privilege does not apply to shares purchased and sold under the exchange program. Shares purchased with the proceeds from a money market fund may be subject to an issuing surcharge.

Purchases at net asset value

For purchases at net asset value, i.e. without a sales charge, another form in addition to the purchase application must be submitted. This form is available at Franklin Templeton Investment Services GmbH.

Waiver for investments from specific payments

Investors may acquire Class A shares without sales charges (including deferred sales charges) if they undertake a reinvestment within 90 days from:

1)

Dividends and distributions of realized gains from a Franklin Templeton Fund. However, the investment must be made in the same share class. Exceptions apply for investors of Advisor Class or Class Z of other Franklin Templeton Funds.

2)

Annuity payments received either from an annuities option or proceeds from a death benefit if the annuity contract offers an investment option in an insurance fund of the Franklin Templeton Group. You should consult your tax advisor with regard to potentially relevant fiscal consequences.

3)	Redemption proceeds from Class A shares of Franklin Templeton Investment Funds, provided you are a qualified investor.

If you paid a deferred sales charge which became due at the time of redemption of your Class A shares of a Franklin Templeton Investment Fund, a new deferred sales charge will be applicable to your purchase of Fund shares and the holding period will be restarted. However, shares in the amount of the deferred sales charge paid previously and the amount of your reinvested redemption proceeds will be credited to your account.

If you directly invested the redemption proceeds in a Franklin Templeton money market fund, you can reinvest them as described above. The proceeds must be reinvested within 90 days of the date of redemption from the money market fund.

Waiver for investments by certain investors

The following groups of investors are exempt from paying sales charges (including deferred sales charges) when purchasing Fund shares, although in the event of doubt, the Fund shall have sole discretion on the applicability of the exemption rules:

1)

Governments, local governments and tax-exempt entities that meet the qualification requirements prescribed by Section 501 of the Internal Revenue Code may acquire Fund shares at net asset value without issuing costs. Such investors should consult their legal and tax advisors to determine if (and to what extent) the Fund’s shares represent legally admissible and suitable investments for them and contact Franklin Templeton Investment Services GmbH in Germany and the relevant investment broker in Austria concerning further details.

2)	Certain registered brokers/dealers and their subsidiaries for their own account.
3)	Employees of investment brokers and affiliated companies and members of their families, pursuant to the internal rules of the respective employer.
4)

Current and former officers, trustees, directors and full-time employees (and their family members) of Franklin Templeton Investments as well as Franklin Templeton Funds consistent with the corporate policies in place at that time.

5)	Current partners of law offices that currently provide legal advice to the Fund, Franklin Resources, Inc. or their subsidiaries.
6)

Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) based on a consulting agreement (including sub-consulting agreements) and/or (2) as a trustee of a trust among living persons or of a testamentary estate trust.

7)	Certain unit investment trusts and their holders who reinvest distributions from the trusts.
8)	Certain group savings plans established under Section 529 of the Internal Revenue Code in its current version.
9)	Certain group pension accounts offered to pension plans.
10)	Chilean retirement programs that meet certain conditions.
11)

German insurance companies that provide to the public life and pension insurance plans or fund-linked life insurance in Germany and have entered into a corresponding agreement with Franklin Templeton Investment Services GmbH.

12)

Banks and securities institutions that invest assets held by them in their capacity as asset manager, broker, advisor, custodian bank or a similar capacity and over which they have full and exclusive investment discretion and have concluded an agreement with Franklin Templeton Investment Services GmbH. Such purchases are subject to minimum investment requirements that may be obtained from Franklin Templeton Investment Services GmbH in Germany and from the respective investment broker in Austria.

13)

Assets held in accounts managed by a trust company or bank (“trust company”) under the supervision of the German government or of a state either as a trustee of a trust among living persons or of a testamentary estate trust or as a manager pursuant to a consulting agreement (including sub-consulting agreements) or pursuant to another agreement that gives the trust company discretion over investment of its assets, if (i) the total value of the assets of this trust company in Franklin Templeton Funds amounts to at least USD 1 million at the time of the acquisition and (ii) the purchased shares are directly registered for the trust company in its commercial status (not as a trustee of a single estate trust) and held solely as an asset of the trust company.

14)

Shares acquired by financial intermediaries which the intermediary holds directly or indirectly for an economic beneficiary who has concluded an agreement concerning a total fee or another investment consulting agreement with a securities dealer, a trust company or a registered investment consultant, whether or not they are affiliated with the financial intermediary, provided the financial intermediary has concluded an agreement with the distributor which entitles it to sell Fund shares.

Shares can also be purchased at net asset value from participants in certain U.S. retirement programs and groups, insofar as Franklin Templeton Investor Services LLC is notified.

Retirement programs that qualify as such according to U.S. rules are subject to additional requirements. The Fund can agree to these additional requirements in separate contracts with investment brokers.

The investment company reserves the right to discontinue at any time these additional requirements for purchasing shares.

Redeeming Fund shares

Shares are redeemed at their redemption price if the shareholder sends to the transfer agent a request to redeem shares that is in “proper order”. “Proper order” means that the redemption request must satisfy the following criteria:

1)	The request must be sent in writing to

Franklin Templeton Investment Services GmbH

Postfach 11 18 03, 60053 Frankfurt am Main

Mainzer Landstraße 16, 60325 Frankfurt am Main

Tel.: 08 00/0 73 80 02 (toll-free from Germany)

Tel.: 08 00/29 59 11 (toll-free from Austria)

Fax: +49 (0) 69/2 72 23-120

which will immediately forward the order to the transfer agent electronically.

Franklin Templeton Investment Services GmbH will immediately contact the shareholder if a request lacks clarity, but it reserves the right to choose the means of communication in each individual case as it sees fit, and indeed regardless of what communication options exist or what option the shareholder requests.

2)

The signature(s) of the shareholder(s) to be entered on the redemption request must match exactly the signature(s) on the purchase application. To protect shareholders, Franklin Templeton Investment Services GmbH may, in certain individual cases and at its sole discretion, require that bank signature guarantee(s) be submitted for each shareholder. Shareholders are respectfully informed that until Franklin Templeton Investment Services GmbH receives that (these) bank signature guarantee(s), no existing redemption request can be executed. The request must include either the USD value or the number of the shares to be redeemed. If a euro amount is indicated in the request, the USD value is derived from it using the London foreign exchange market rate applicable at the time of the conversion. There may be special requirements governing bank signature guarantees in the U.S., details of which may be obtained from the German Service Company and the transfer agent.

3)

If certificates were issued for the shares in question, they must be sent directly to Franklin Templeton International Services S.A., 26 Boulevard Royal, L-2449 Luxembourg, Grand Duchy of Luxembourg, for forwarding to the Fund’s transfer agent. The application will not be processed until the transfer agent is in possession of the redemption order and the certificate. The investor will be responsible for delays and loss. We therefore strongly advise against requesting share certificates.

4)

If the shares intended for redemption are registered in the name of an estate, a bank, a foundation, a trustee or guardian, or a corporation or partnership, the redemption request must include documentation that in the opinion of Franklin Templeton Investment Services GmbH sufficiently proves that the person(s) signing the request is/are duly authorized to do so and/or which conform to all relevant legal requirements. Contact Franklin Templeton Investment Services GmbH for more details.

In keeping with the aforementioned conditions, the redemption order may be sent directly to Franklin Templeton Investor Services, LLC. However, in such a case, it must be written in English.

The redemption price is the net asset value which is calculated after the redemption order has been received in good order by the transfer agent. Payment of the redemption price, i.e., remittance of the redemption proceeds, usually takes place in the form of a check in USD within seven days after the complete redemption request is received. The check will be sent via air mail to the registered address of the shareholder (or to any other address indicated by the shareholder).

Investors can also have the redemption proceeds transferred to the bank account indicated in the account opening form or redemption order. (Details regarding what recipient accounts to indicate can be found in the following paragraph). Investors do not hereby incur costs. Due to the fact that transfers usually cause shorter circulation periods than sending the redemption proceeds by check, investors are recommended to opt for redemption by funds transfer. Please state on the redemption order that you wish to be paid by funds transfer. If you place an order by fax to Franklin Templeton Investment Services GmbH by 4 PM Frankfurt time on days on which the Fund’s net asset value is calculated, under normal circumstances, this will be based on the redemption price calculated on this day as of the close of trading on the New York Stock Exchange. These orders can in any case only be accepted on German banking days.

Shareholder redemption requests received by Franklin Templeton Investment Services GmbH that include a request for payment by funds transfer will generally be executed only if the name on the shareholder account matches the name on the recipient bank account. In the case of accounts having more than one shareholder, payment will be made only to a recipient bank account in the name of at least one of the shareholders. Investors are therefore strongly advised to always name an account that fulfills the aforementioned requirements in order to avoid delays to the repayment. These regulations apply accordingly for the transfer of shares into investment accounts not managed by Franklin Templeton. Transfer to a third party is generally not possible. Contact Franklin Templeton Investment Services GmbH for more details.

In the case of transfer and sales requests from shareholders received by Franklin Templeton Investment Services GmbH via fax that involve payment or transfer into an account in the name of the shareholder, it is no longer necessary to submit the original request document, which was previously required in order for the payment or transfer to be executed. However, Franklin Templeton Investment Services GmbH and the transfer agent reserve the right to require submission of the original request document before executing a payment or transfer in the following cases, among others:

–	The amount of the transfer or sell order exceeds the equivalent of USD 100,000.
–	Payment is made in a country that has not enacted adequate money-laundering legislation, especially countries not included in the so-called GAFI/FATF (Financial Action Task Force)
–	The transfer or sell order is for a third party.
–	There has been a change of address for the investment account of the shareholder within the last 15 days.
–	The transfer or sell order is connected to a pledging or estate matter.

In Germany and Austria, investors can request payment in EUR from the paying agencies for redemption proceeds, dividends and other payments. In such cases, the custodian bank will instruct JP Morgan Chase Bank in London to execute the currency exchange and forward the redemption proceeds.

The Fund can unilaterally redeem the investor’s shares if the account has existed for over one year and the net asset value of the shares is less than USD 500. The Fund can furthermore unilaterally redeem shares from investors who have neglected to submit a certified tax number or other tax documentation that the Fund requires. A date which is no less than 30 days after the sending date is stated in a redemption notification sent by airmail to the address entered by the investor. The shares will then be redeemed at the net asset value that applies as of closing trading on the aforesaid date insofar as the investor does not acquire more shares to raise the total value of the account to USD 500 or more or state a certified tax number (or other specifications that the Fund has requested). The redemption proceeds will be sent to the investor by check to the address entered.

Withdrawal plan

Investors may establish a systematic withdrawal plan (“withdrawal plan”) allowing them to receive regular payments of USD 50 or more from their accounts on a monthly, quarterly, semiannual or annual basis. Such a shareholder must hold Fund shares having an equivalent value of at least USD 5,000. There are no service charges for establishing or maintaining a systematic withdrawal plan. Dividend and capital gain distributions to the account of the shareholder must be reinvested in additional Fund shares at the net asset value. Payments are effected by redeeming shares at the net asset value on the withdrawal date to pay the agreed withdrawal. Unless agreed otherwise, this is generally the 20th of the month.

To avoid payments of sales charges on funds that you intend to withdraw within a short time, under no circumstances should you set up a withdrawal plan if you plan to purchase shares on a regular basis. Shares sold under the withdrawal plan are subject to a deferred sales charge.

Redemption of shares by means of the withdrawal plan can reduce or use up the shares in your custodian account if the payments exceed the dividends obtained from the Fund. This is even more likely to be the case in declining markets. Should the withdrawal amount exceed the value of your custodian account, your custodian account will be closed and the amount remaining will be sent to you. Since the amount that is withdrawn under the withdrawal plan may be higher than the current income and returns, portions of the payments can be repayments of your investment.

In order to terminate the withdrawal plan, change the amount and the time of the withdrawal plan or suspend a payment, we need your instructions at least three business days before the planned payment. The Fund can terminate the withdrawal plan by written notification to you if all shares of your custodian account have been withdrawn, the Fund has received a notification of the death or incapacity of the shareholder or the Fund has received mail labeled “forwarding not possible.”

Right to exchange

Shares of Templeton Growth Fund, Inc. can generally be exchanged without an additional issuing surcharge for shares of the same class of other U.S. Franklin Templeton funds authorized to sell their shares publicly in the investor’s country of residence, on the basis of their net asset values per share at the time of the exchange. If you exchange shares that you have held for less than six months, the difference between the issue surcharges of the two funds will be charged if the difference amounts to more than 0.25%. If you exchange shares of a money market fund or another fund that has no issue surcharge, an issue surcharge will be collected regardless of the length of time the shares are held. If the shares to be exchanged are subject to a CDSC and the exchange takes place within the calculation period, it will be the shares of the new fund that are subject to the CDSC. If there are shares subject to a CDSC in the account out of which the exchange is to be made, those shares not subject to the sales charge will be exchanged first.

No form is required to exchange shares. The request can be made by writing a letter in German to Franklin Templeton Investment Services GmbH.

Exchange transactions are subject to the minimum investment conditions of the individual funds, and sales charges are generally not calculated if they were already paid at the time of the original investment and if no higher sales charges apply for the new fund. A deferred sales charge will continue to be charged from the date on which the original investment was transacted and will not be incurred on an exchange. Shareholders wishing to exchange shares should first ask for and read the most recent prospectus of the Fund for whose shares they want to exchange.

Shareholders should also take note that an exchange is legally two transactions: a sale of one fund and the purchase of another. The same conditions that apply to purchases and sales fundamentally apply here. Exchanges can be subject to the same fiscal consequences as ordinary purchases and sales.

A switch to another Franklin Templeton fund can only or only then be processed if an investment account already exists for this other Franklin Templeton Fund, or if a proper application to open an investment account has been filed. Since Franklin Templeton Fund and its custodian banks are headquartered in different countries, processing such an exchange may, under certain circumstances, take several business days.

If a significant number of shareholders sell their shares under the exchange privilege within a short period of time, the Fund could be forced to sell securities that it could otherwise hold, which would result in additional costs due to such transactions. On the other hand, an increased use of the exchange privilege can lead to large periodic inflows. Should this occur, it is the Fund’s basic policy to invest such monies initially in short-term interest-bearing money market instruments unless it is of the opinion that attractive investment possibilities are immediately available that are consistent with the Fund’s investment goals. The monies will then be deducted from the short-term interest-bearing money market instruments and invested in a portfolio of securities, this being done in such an orderly manner as is possible when attractive investment opportunities arise.

Rejected exchanges

If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries

If you are investing indirectly in the Fund through a financial intermediary such as a broker, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of a tax-deferred savings plan recognized by the IRS, such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an “omnibus account”) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt these exchange limit guidelines or, alternatively, may adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver

The Fund may in the future terminate or modify (temporarily or permanently) this exchange limit guideline and exchange privilege. You will receive 60 days’ notice of any material changes, unless otherwise provided by law.

Other funds’ exchange privileges

If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund’s prospectus for details.

Institutional investors

Institutional investors have additional methods to purchase, redeem or exchange Fund shares. Contact Franklin Templeton Investment Services GmbH for more details.

Account statements

Shareholder accounts are opened according to the registration instructions of the shareholder. Account transactions, such as additional investments and dividend reinvestments, are reported by means of regular account statements issued by Franklin Templeton Investor Services, LLC. Copies of account statements less than three years old will be supplied free of charge on request. A fee of up to USD 15 per account may be charged for copies of account statements dating back more than three years before the date the transfer agent receives the request.

Investment goals and policies

The investment goal of the Fund is long-term capital appreciation. Under normal market conditions, the Fund predominantly invests in equity securities that can be domiciled worldwide – including in emerging markets.

Equity securities represent a share in the ownership of a company. Their value is based on the business success of the company, dividends paid to shareholders and the value of the assets as well as the general market conditions. The buyer of a stock receives an ownership share in the company as well as certain voting rights. The stockholder can participate in the success of the company by receiving dividends which are distributions of the company’s profits to its stockholders. They primarily include common stocks, preferred stocks and convertible debentures. Convertible debentures have the characteristics of both debentures (which is generally the form in which they are issued) and equity securities (into which they can be converted). Convertible debentures are normally debt securities or preferred stocks that can be converted into common stocks after a specific time or under specific circumstances. The Fund also invests in depositary receipts which are certificates issued by a bank or a trust company and give their holders the right to obtain securities issued by a foreign or domestic company.

The Fund primarily invests in a globally diversified portfolio of equities.

Depending on the current market conditions, the Fund can on principle invest globally up to 25% of its total assets in corporate and government debt securities. Debt securities represent the obligation of the issuer to repay a loan. Typically, interest must also be paid. Bonds, borrower’s notes and debentures are examples of debt instruments. To increase the Fund’s income, it can loan securities from its portfolio to qualified banks and securities dealers.

The Fund can employ various derivative strategies to protect its assets, introduce a cash or tax management strategy or increase its yields. No more than 5% of the Fund’s total assets may be invested in options or swap agreements (measured at the time of the investment). With derivatives, the investment management company attempts to predict if the value of the underlying instrument will rise or fall in the future. In the decision as to whether a specific instrument or a specific strategy should be used, the investment management company considers numerous factors such as availability and costs.

In selecting stocks for the Fund, the investment management company uses a bottom-up, value-oriented and long-term approach. It focuses on the price of a security in relation to the long-term corporate profit, the asset value and the cash flow for evaluating the investment company. The investment management company also considers the price-earnings ratio, the price-cash-flow ratio, the profit margin and the liquidity value.

The Fund is not limited to investment in securities admitted for stock exchange trading and may also acquire securities whose disposal is subject to some limitations due to contractual agreements.

Temporary investments

If the investment management company believes that the market and economic conditions are unfavorable for the investor, up to 100% of the assets in the Fund can be invested in cash or other highly-qualified short-term investments. Temporarily defensive investments may include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The investment management company may also invest in these types of investments while seeking suitable investments or to obtain liquidity. Under such conditions, the Fund may not be able to achieve its investment objective.

Investment principles and restrictions

Basically, the investment principles and restrictions only apply when the Fund makes an investment. In most cases, the Fund is not obligated to sell a security because circumstances have changed and the security no longer fits the Fund’s investment principles or meets the Fund’s investment restrictions. If a percentage upper limit or restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the previous restriction or limitation.

In the case of a bankruptcy or other extraordinary circumstances that affect a specific security held by the Fund, the Fund may acquire stock, property or other assets that the Fund did not wish to or would not been able to acquire. In such an event, in the interest of the investors, the Fund will sell the asset as quickly as possible.

The Fund has adopted certain investment restrictions as fundamental principles. This means that restrictions thus adopted may only be changed if the change is approved by (1) more than 50% of the Fund’s outstanding shares or (2) 67% or more of the Fund’s shares present at a shareholder meeting if more than 50% of the Fund’s outstanding shares are represented at the meeting in person or by proxy, whichever is less. The Fund has also adopted additional investment restrictions designated as non-fundamental principles. Such restrictions may be changed by the Board of Directors without the approval of shareholders.

Fundamental investment principles and restrictions

The investment goal of the Fund is long-term capital appreciation.

The Fund is prohibited from:

1.

Investing in real estate or liens on real estate (the Fund may, however, invest in marketable securities that were secured by real estate or shares in real estate, or were issued by companies or investment companies that invest in real estate or real estate holdings); making investments (with the exception of debentures or “equity stock interests”) in exploratory or preliminary schemes to develop oil, gas or other mineral resources; buying or selling commodity futures contracts, with the exception of stock index futures contracts.

2.

Investing in securities of other domestic or foreign investment companies, investment funds or other forms of investment that invest according to the principle of risk diversification, regardless of the legal form of such a form of investment. This does not apply in the framework of merging or consolidating or otherwise reorganizing with such a form of investment or a series or class thereof or with transfer of assets to or from such a form of investment or series or class thereof (in particular transfer of assets in the framework of liquidation of a series of shares or class of shares from the Fund).

3.	Acting as an investment (issuing) bank, except to the extent the Fund can be considered an issuer in connection with the sale of its own securities or the sale of its own shares.

4.

Issuing securities endowed with special preferential rights; buying on margin or making short sales; executing, buying or selling put premiums, call premiums, straddle or put and call options (the Fund may, however, make premium payments in connection with stock index futures contracts and options on securities indices, as well as buy and sell them).

5.

Making loans to other persons, except: a) through loans of portfolio securities; b) through the purchase of debt securities and bonds and/or through direct investment in corporate bonds that conform to the investment principles of the Fund; and c) to the extent that entering into repurchase agreements can be seen as issuing credit. The Fund may also issue loans to affiliated investment companies to the extent that entering into repurchase agreements can be seen as making a loan. In addition, the Fund may make loans to affiliated investment companies, provided it is permissible according to the Investment Company Act of 1940 or according to the exceptions recognized by the U.S.Securities and Exchange Commission.

6.

Borrowing, except for taking out loans at banks or affiliated investment companies to the extent permissible according to the Investment Company Act of 1940 or according to the exceptions recognized by the U.S.Securities and Exchange Commission, provided, however, it is only a temporary measure and the amount of the loan does not exceed 10% of the total assets (including the amount borrowed) of the Fund and only if the custodian bank approves the terms of the loan. Any credit withdraws may only be made on terms at market rate.

7.

Pledging, lending, mortgaging or otherwise encumbering the assets of the Fund, except for providing security for liabilities in the manner permitted by the Fund’s own principles, except to secure credit withdraws as referred to under point 6.

8.

Investing more than 25% of the total Fund assets in securities from issuers within a single industrial sector (except for securities issued or guaranteed by the U.S. government, its agencies or offices or securities of other investment companies).

9.

Investing in “letter stocks” (stocks that may only be issued under a “special letter” from the U.S.Securities and Exchange Commission) or in securities for which sales are restricted according to the terms of a takeover agreement.

10.	Investing in venture capital and private equity funds.

Non-fundamental investment principles

The Fund may also be subject to additional investment restrictions imposed by countries other than the U.S. in which its shares are sold.

The Fund presently has the following additional restrictions, which are not fundamental and may be changed without shareholder approval.

In addition, the Fund is prohibited from:

1.

Purchasing or owning securities of a company in which members of the Board of Directors or executives of the Fund or of its investment manager individually hold more than 0.5%, or jointly hold more than 5%, of the securities of the said company.

2.

Purchasing more than 10% of one class of securities of a company, including more than 10% of its voting shares currently in circulation, or investing in a company for the purpose of exercising rights of control or with the intention of controlling or managing it.

3.	Investing more than 5% of the value of the Fund’s total assets in securities of issuers that have been in continuous operation for less than three years.

4.

Investing more than 5% of its total assets in warrants, regardless of whether they are listed on the New York Stock Exchange (“NYSE”) or the American Stock Exchange. Warrants not listed on these exchanges may total no more than 2% of its total assets. However, warrants that are purchased in so-called “units” or are part of the underlying security do not fall under this restriction. This restriction also does not apply to stock index options.

5.

Investing more than 15% of the total assets in securities from foreign issuers, which are not listed on an officially recognized securities exchange in the U.S. or abroad, whereby no more than 10% of the total assets (including warrants) may be invested in securities with a limited market. The Fund’s securities holdings can contain the aforesaid securities to the extent that it can affect the sales prospects of these securities at any moment; in such a case, the Fund may not be able to sell its holdings in such securities at the respective price of the day.

Additional strategies

In its attempts to achieve its investment goals, the Fund can invest in securities or transact the types of business set out below. The Fund must not apply all these techniques simultaneously. The section “Glossary with regard to investments, techniques, strategies and their risks” contains a detailed description of investment principles of the Fund and the risks related to these investment principles.

The Fund may:

1.	invest up to 20% of its total assets in debentures (debt securities).

2.	invest in depositary receipts. For the purposes of the Fund’s investment principles, investments of the Fund in depositary receipts are considered to be investments in the underlying securities.

3.

invest in derivative instruments. The Fund is thereby subject to the guidelines concerning derivatives, implemented by the Board of Directors, that concern use of derivatives (“Derivative guidelines”) and which meanwhile provide that no more than 5% of the total assets of the Fund will be invested in futures contracts, options, collars or swaps or exposed to their risk (measured at the time of the investment).

4.

The Fund may invest up to 100% of its total assets in emerging markets. However, the fund does not intend to invest more than 50% of its total assets in emerging markets under the current market conditions.

Glossary with regard to investments, techniques, strategies and their risks

Certain words and groups of words are used to describe the investment policy and strategy of the Fund in order to give investors a general impression of the investment level of the Fund. They are for the most part but not exclusively identified with the following percentages of the Fund’s assets:

“no stake”	less than 10%
“stake”	10% to 25%
“significant”	25% to 50%
“substantial”	50% to 66%
“predominant”	66% to 80%
“considerable”	80% or more

Should the Fund intend to limit individual investments or strategies to no more than the specific percentages of the Fund assets, the prospectus will identify such limitations. The above percentages are not limitations unless specified otherwise in the Fund’s prospectus.

Risks

General risks

Shareholders should keep in mind that there are risks associated with all investments and that no guarantee can be given that the Fund will achieve its investment objectives. The Fund will make efforts to minimize investment risks through broad diversification of its investments, but the possibility of a loss of principal remains. As in all investments in securities, the value and return of Fund investments can fall as well as rise; this is subject to a variety of factors, and will affect the value of the Fund’s shares. Shareholders thus participate in the fluctuations in the value of the securities held in the Fund’s portfolio. This can result in losses.

Equities

Although this can be different on non-U.S. stock markets, U.S. stocks have historically performed better in the long term than other investments. However, individual stocks tend to rise or fall significantly in value. The price movements can depend on factors relating to the individual companies or industries or securities markets as a whole. It is possible that the price of value equities will not rise in line with the expectations of the equity management company if 1) other investors do not recognize the value of the company and do not bid the price up, 2) the markets favor companies that are growing more quickly, 3) or the factors that would increase the share price in the view of the equity management company did not come into play. Slower growth or a restrained economic environment could negatively affect the price of the various stocks held by the Fund.

Investing in foreign securities

Investing in foreign securities, including securities of foreign governments and depositary receipts typically entail higher risks than investing in U.S. equities. However, some of these risks also affect U.S. securities. These risks can increase the potential losses in the Fund and influence its share price.

Currency risks

Non-U.S. securities can be issued and traded in non-U.S. currencies. This can influence their value through changes in exchange rates of these currencies vis-à-vis the USD as well as exchange rates between non-U.S. currencies. If the value of the USD rises in relation to a foreign currency, for example, the value of an investment denominated in that currency will fall because it is worth fewer USD.

Political and economic developments

The political, economic and social structures of some countries where the Fund invests may be significantly less stable and more volatile than those of the U.S. Investments in such countries may be subject to the risks of internal and external conflicts, currency devaluation, limitations on foreign ownership and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries may also have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, or pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and thus the value of the Fund’s investments in countries outside of the U.S.. These factors are extremely difficult or completely impossible to predict and take into account with regard to the investments of the Fund.

Trading practice

Brokers’ commissions and other fees are generally higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and securities dealers may be less strict than in the U.S. The procedures and rules governing foreign transactions and custodian accounts (safeguarding the Fund’s assets) also may involve delays in payment, delivery or recovery of money or investments.

Availability of information

In some cases, foreign companies are not subject to the same publication, accounting, auditing and financial reporting standards and practices as companies in the U.S. For that reason, less public information may be available concerning foreign companies than concerning most U.S. companies.

Limited markets

For certain foreign securities, the liquidity may be lower (harder to sell) and the volatility of the price higher than for many U.S. securities. This means that occasionally the Fund may in part be unable to sell foreign securities at an attractive price.

Emerging markets

The risks of investing in less-developed countries, so-called emerging and developing nations, are typically higher. For example, the political and economic structures in these countries are less established and may change rapidly. There is an increased risk of inflation, deflation or currency devaluation in these countries, which may negatively affect the economy and the securities markets there and lead to increased volatility. Short-term volatility with declines of more than 50% are not unusual. Currency trading limits that may be imposed by emerging nations have a negative impact on the value of the securities of the companies trading or operating in such countries.

Derivatives

The performance of derivative instruments is at least in part dependent on the performance of the underlying instruments or currency. Derivatives entail costs, may be volatile and can represent a small investment compared to the assumed risk. Their successful use depends on the ability of the investment management company to forecast market trends. The risks entail failure to deliver, counterparty default or inability to smooth out a position due to an illiquid trading market. Some derivatives react especially sensitively to changes in interest rates.

Securities lending

The Fund’s securities lending in relation to the portfolio may not exceed more than one-third of the aggregate value of the Fund, measured at the time of the most recent lending transaction. As with other forms of lending, risks exist due to delays in repayment or even the loss of rights to the collateral due to default or insolvency of the borrower.

Interest rate

From a historical perspective, persistent or substantial interest rate increases have a negative impact on the equity markets of the countries affected by such increases. When interest rates rise, the prices of debt securities decline. The opposite is also the case. Prices of debt securities rise when interest rates fall. Generally, debt securities with a long term to maturity are most sensitive to such price changes.

Credit

The risk exists that the issuer of a debt security may no longer be able to make interest payments and repay the capital on time. Changes in the financial strength of the issuer or the credit rating of a security can influence the value of a security and accordingly the Fund’s performance.

Investment transactions and related risks

The value of your shares will rise as the value of the securities held in the Fund rises and will decrease as the value of the securities decreases. In this way, you participate in the changes in value of the securities held in the Fund. In addition to the factors that influence the value of an individual security held by the Fund, the value of the Fund share may also change with the movements in the equity and bond markets as a whole.

Borrowing

In accordance with the Investment Company Act of 1940 in its current version (the “1940 Act”) and the accompanying regulations, exceptions and interpretations from the U.S. Securities and Exchange Commission (“SEC”), the Fund may borrow from banks up to one third of its total assets (including the amount of the borrowing but less any liabilities and commitments that are not represented by preferential securities) in order to increase its holdings in securities in the portfolio. Pursuant to the 1940 Act, the Fund must continuously maintain asset coverage of 300% in relation to such borrowing and reduce its borrowing (within three days) to the amount necessary to achieve such coverage if it should fall below 300% due to market fluctuations or otherwise. Should the Fund be forced to reduce its borrowing, it may be forced to dispose of portfolio holdings even if the sale of Fund holdings may be disadvantageous from an investment point of view. Leverage effects through borrowing can severely increase the effect of a rise or fall of the value of the portfolio securities on the Fund’s net asset value, and the borrowed money is subject to interest and other costs (which can include commitment fees and/or the costs of maintaining the minimum average account level), which can exceed the income or profits of the securities acquired with the borrowed funds.

Pursuant to the 1940 Act, the Fund may also borrow up to 5% of the value of its assets at the time of borrowing for short-term purposes. A loan is considered to be short-term if it is repaid within 60 days and is not extended or renewed.

Borrowing from affiliated investment companies

With due consideration of the fundamental investment restrictions of the Fund with respect to borrowing, the Fund may also borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted the Fund together with other funds of Franklin Templeton Investments an exceptional approval permitting each fund to borrow money from other funds of Franklin Templeton Investments by means of a credit facility for short-term purposes (the “borrowing approval”). The borrowing approval allows the Fund to borrow money from other funds of Franklin Templeton Investments at interest rates that are more advantageous than those the Fund would have received if borrowing from banks or other lenders. The borrowing approval also allows the Fund to borrow money under emergency market conditions from other affiliated entities such as, for example, the investment manager, should the SEC permit investment companies to become involved in such borrowings in the future, as it did under the market conditions prevailing immediately after September 11, 2001.

The borrowing approval permits the Fund to borrow and receive loans from financial institutions in the following specific situations: (i) if the Fund’s cash situation is not adequate to meet short-term cash requirements; or (ii) if a sale of securities “goes wrong” owing to circumstances such as a delay in the delivery of cash to the Fund’s custodian bank or delivery orders by the broker conducting the transaction not being in proper order.

Pursuant to the borrowing approval, the borrowed amount may be unsecured if the Fund’s total borrowing is less than 10% immediately after the borrowing. If the total borrowing immediately after the borrowing is more than 10%, the borrowed amount must be secured on an at least equal priority basis by an at least equivalent percentage of collateral to the borrowed amount as an outstanding loan amount requiring collateral. If the Fund has outstanding loans from affiliated investment companies, which through additional borrowing cause its outstanding loans from all sources to exceed 10% of its total assets, the Fund must first secure each outstanding loan of affiliated investment companies by pledging segregated collateral having a market value of at least 102% of the nominal amount of the outstanding value of the loans.

If the Fund has outstanding loans from affiliated investment companies and its total outstanding loans exceed 10% of its total assets for another reason (e.g. reduction of the net asset value or due to redemptions by shareholders), the Fund will within one business day: (a) repay all outstanding loans from affiliated investment companies, (b) reduce its outstanding indebtedness to 10% of its total assets or less or (c) secure each outstanding loan from affiliated investment companies by pledging segregated collateral having a market value of at least 102% of the nominal amount of the outstanding value of the loans until the Fund no longer exceeds 10% of the total assets. From this time, the collateral is no longer needed. Under such conditions, until each outstanding loan from affiliated investment companies is repaid or the aggregate outstanding loans of the Fund no longer exceed 10% of its total assets, the Fund will identify the value of the collateral at the market price on each day and will pledge additional collateral which is necessary for the market value of the collateral to be at least 102% of the outstanding aggregate loan total.

The term of the loan extension from affiliated investment companies is limited to the time necessary to obtain payments for sold securities, but in no event may it exceed 7 days. Loans processed within 7 days are handled as separate loan transactions for the purposes of these conditions. The Fund’s borrowing through the credit facility, measured on the day of the last borrowing, does not exceed the greater of 125% of the net cash redemptions of the Fund or 102% of the failed purchases of the last 7 calendar days. The members of the Fund’s Board of Directors including the majority of the independent members of the Board of Directors will: (a) review on at least a quarterly basis the portfolio holdings of the Fund in credit facilities during the previous quarter for compliance with the conditions of the borrowing approval, (b) establish a formula for the interest rates of the banks in order to determine the interest rates for borrowings from affiliated investment companies in agreement with the borrowing approval and review the ongoing suitability of the formula for the interest rates of the banks at least annually and (c) review the ongoing suitability of the Fund’s participation in the credit facility at least annually.

Convertible bonds

Generally, a convertible bond is a debt instrument or a preferred stock that can be converted within a certain period into a certain number of common stocks of the same or another issuer. A convertible bond provides a fixed income and the possibility of profiting from a capital increase, from its conversion mechanism, generated by a market price advantage of the underlying common stock into which it is converted.

As is the case with a normal fixed-interest debenture, the market value of a convertible bond tends to increase when interest rates fall and decrease when interest rates rise. As is the case with common stocks, the value of a convertible bond tends to increase when the market value of the underlying instrument rises and tends to decrease when the value of the underlying instrument falls. Since both interest rates and market fluctuations can influence their value, a convertible bond is neither as strong in interest rate changes as a similar security with a fixed interest rate, nor does it react as sensitively to changes in share prices of their underlying shares.

Convertible bonds are generally issued by active companies or investment banks. If an active company issues the convertible bond, it it is intended to have preference over common stocks, but it can be subordinate to other types of fixed-interest-rate securities of that company. A convertible bond can be subject to redemption by the issuer, however only after a certain date and under circumstances that are established at the time the security is issued. If a convertible bond issued by an active company is converted, then this active company often issues new shares to the holder of the convertible bond. If the convertible bond is substitutable and the par quotation of the convertible bond is less than the redemption rate, then the active company can also issue cash instead of common stocks.

If an investment bank issues the convertible bond, then the security represents a commitment by the issuing investment bank and can be converted by it. The issuer of a convertible bond can be decisive for the assessment of the actual value of the security. This is because the holder of a convertible bond has recourse solely to the issuer.

Convertible debentures

As is the case with a normal fixed-interest debenture, the market value of a convertible debenture tends to increase when interest rates fall and decrease when interest rates rise. As is the case with common stocks, the value of a convertible debenture tends to increase when the market value of the underlying instrument rises and tends to decrease when the value of the underlying instrument falls. Since both interest rates and market movements can influence the value, a convertible debenture is not as sensitive to interest rates as a comparable fixed-interest security nor is it as sensitive to changes in the stock value as the underlying instrument. The Fund applies the same criteria to assessing a convertible debenture as it does to assessing conventional debentures.

Convertible preferred stocks

With regard to the Fund’s financial reporting, its credit rating and for the purpose of investment restriction, a convertible preferred stock is treated the same way as a preferred stock. In the event of insolvency, a preferred stock is subordinate to all debentures and the failure of the issuer to pay a dividend is generally not a loss event that entitles the holder of a preferential right to undertake actions. A preferred stock generally has no maturity date so that its market value depends on the business outlook of the issuer for an indefinite time. In addition, payouts from preferred stocks are dividends instead of interest payments.

Debt securities

In general, debt securities represent a loan that the buyer of the debt security grants the issuer. Typically, a debt security has a stipulated payment plan that obligates the issuer to make payments of interest and repayments of principal to the lender over a certain period of time. A company typically fulfills its payment obligations in connection with the issued debt securities first, before it determines and pays out dividends to its shareholders. Bonds, borrower’s notes and commercial paper differ in the length of the issuer’s payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of a debt security generally fluctuates according to changes in interest rates and the financial situation of individual issuers. In times of falling interest rates, the value of debt securities generally rises, whereas in times of rising interest rates, the value of debt securities generally falls. These changes in market value are reflected in the net asset value per share in the Fund.

Annuities

An annuity (bond) is a debt security in which investors lend money to a borrowing entity for a specific time at a stipulated interest rate. Annuities can be rated by an independent rating agency, based on an analysis of the borrower’s fundamental data. For more information see “Investment grade rated debt securities” and “Low rated securities and unrated debt securities”.

Commercial paper

Commercial paper is unsecured short-term borrowing of a company, typically for financial accounts receivable and taking inventory with a cycle of up to 270 days. The Fund may invest in domestic and foreign commercial papers. Investments in commercial paper are generally restricted to bonds with a rating of prime-1 or prime-2 by Moody’s or A-1 or a A-2 by S&P or, if not rated, to bonds that have been issued by companies whose current rating is Aaa or Aa by Moody’s or AAA or AA by S&P. The Fund may also invest in commercial paper with less favorable ratings, insofar as they are generally covered by the principles with regard to less favorably rated debt securities.

Debentures

A debenture is an unsecured loan that is only secured by the borrower’s credit rating and not by collateral.

Non-performing debt securities

The risk of loss with lower quality securities can be substantially higher due to the fact that they are not in general secured and are subordinate to other liabilities of the issuer. The purchase of non-performing debt securities involves risks such as the possibility of a total loss of the investment if the issuer does not take any measures to allow it to resume payments of interest and principal to the holder.

If the issuer of a security does not fulfill its obligations, the Fund can suffer unrealized losses with regard to the security that can reduce the net asset value of the Fund. Non-performing securities tend to lose a large portion of their value before they default. As a result, the net asset value of the Fund can be influenced negatively before the issuer defaults. In addition, the Fund can incur further costs if it must attempt to recover payments of interest and principal.

The fund will acquire non-performing debt securities if, in the opinion of the investment management company, they offer the opportunity of subsequent price recovery, the issuer potentially resumes payments of interest or other beneficial developments are likely in the near future. Non-performing debt securities are illiquid and are therefore subject to the percentage investment threshold for illiquid securities as set out in the “Illiquid securities” section.

Foreign bonds

The Fund’s investments in debt securities can include securities of U.S. and foreign governments and companies. Such debt instruments can include Samurai bonds, Yankee bonds, Eurobonds and global bonds with the goal being to commit investment capital in other countries in a specific currency. A Samurai bond is a yen-denominated bond issued in Tokyo by a non-Japanese company. Eurobonds are basically issued in bearer form, have a fixed or variable interest rate and are typically amortized by a payment including a semi-annual interest payment in the currency in which the bond was issued. Yankee bonds are foreign USD-denominated bonds which are registered for sale in the U.S. by the SEC. A global bond is a certificate representing the aggregate debt of the issue. Such bonds are created to control the initial market distribution of an issue in accordance with the sales restrictions in certain jurisdictions or because definitive bond certificates are not obtainable. A global bond is also known as a “global certificate.”

Investment grade rated debt securities

A large number of independent rating agencies publish ratings for some debt securities in which the Fund invests, based on their assessment of the financial soundness of the issuer. In general, the higher the rating, the lower the investment risk. Debt securities rated Baa by Moody’s or BBB by S&P or higher, or unrated debt securities classified by the investment management company as qualitatively comparable are classified as investment grade investments. Debt securities of the lowest investment grade may have a speculative nature and changes in economic conditions or other circumstances can lead to their having a weaker position with respect to repayment and payment of interest than debt securities of a higher grade. When a rating agency changes a rating for an issue held in the Fund’s portfolio or the security falls into arrears, the Fund will consider this case in its evaluation of the overall performance of this security; however, this will not automatically result in the sale of the security.

Lower and unrated securities

An investment in a fund that invests in securities without the investment grade rating, including foreign (i.e. non-U.S.) companies and governments is subject to a higher risk than the investment in a fund that mainly invests in higher grade securities. You should take into account the higher risk of loss associated with an investment in riskier securities, such as those in which the Fund invests. You should not see an investment in the Fund as a complete investment spread, and you should determine its suitability carefully based on your overall investment preferences and goals.

Although they may offer higher yields than higher rated securities, low rated or unrated debt securities are generally associated with greater price fluctuations and increased risks for capital and income, including also the possibility that the issuers of these securities will fall into arrears or go bankrupt. These securities possess certain quality and safety features, although the significant uncertainty or higher risks that may arise under unfavorable conditions largely nullify these. When a rating agency changes a rating for an issue held in the Fund’s portfolio or the security falls into arrears, the Fund will consider this case in its evaluation of the overall performance of this security; however, this will not automatically result in the sale of the security.

In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The presence of limited markets for certain securities may reduce the Fund’s ability to sell the securities at an appropriate value either to meet redemption requests or to respond to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain low rated or unrated debt securities can also make it more difficult for the Fund to obtain the exact market value for evaluating its portfolio. As a rule, market prices for many low rated or unrated debt securities are only available from a limited number of dealers and do not necessarily reflect the tender price of these dealers or the price for current sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment goal may, to the extent of the investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities. The Fund relies on the evaluation, analysis and experience of the investment management company with regard to determining the creditworthiness of an issuer. When making this evaluation, the investment management company takes into account, among other things, the financial resources of the issuer, its susceptibility with regard to economic conditions and trends, its commercial performance, the quality of the issuer’s management and regulatory considerations.

Lower-rated debt securities can react more sensitively to actual or perceived economic and competitive conditions than is the case for top-rated securities. The price of lower-rated debt securities reacts less sensitively to interest-rate fluctuations than that of higher rated securities, yet more sensitively to an economic recession or the performance of individual companies. If one expects an economic downturn or a period of rising interest rates, this can lead, for example, to a price deterioration of the lower rated debt securities. This is because an economic downturn reduces the ability of a company with a high proportion of debt to pay principal amounts and interest on its debt securities. If the issuer of lower-rated debt securities falls into arrears, the Fund can incur additional costs if it wants to recover its monies.

Bills of exchange

A bill of exchange is a medium-term or short-term debt security, usually with a term to maturity of 10 years or less.

Unrated debt securities

The Fund may also invest in unrated debt securities that have not yet been rated by an independent rating agency. While they are not necessarily of lower quality, unrated debt securities do not have a broad market. Among other reasons, the size and the recognized demand for the issue may lead issuers to decide not to pay the costs for their bonds to be rated. The Fund’s asset management company analyzes the creditworthiness of the issuer and of a financial institution or another party responsible for payment for the security in order to decide whether to buy an unrated debt security and if it is of comparable quality to rated securities.

U.S. government securities

U.S. government securities are obligations or guarantees by the U.S. government, its agencies or institutions. Some U.S. government securities such as treasury bills and fixed-interest securities are supported by the full faith and credit of the U.S. Treasury; others such as those of the Federal Home Loan banks are supported by the issuer’s right to borrow from the Treasury. Others such as those of the Federal National Mortgage Association are supported by the discretion of the U.S. government to buy debt securities of the agencies; still others are only supported by the credit of the institution.

Depositary receipts

A large portion of securities of foreign (i.e. non U.S.) issuers are represented by American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (jointly “depositary receipts”). ADRs certify the ownership of shares and represent a right to subscribe to a security that is kept by a domestic bank or trust company or at a foreign correspondence bank. EDRs and GDRs are typically issued by foreign banks or trust companies although they can also be issued by U.S. banks or trust companies. They certify ownership of the underlying securities that are either issued by a foreign or U.S. corporation. In general, registered depositary receipts are designed for the U.S. securities market, and those that are issued to the bearer, for securities markets outside of the U.S..

The prices of ADRs are listed in USD, and ADRs are traded on U.S. stock exchanges or over the counter. Although ADRs do not eliminate risks associated with foreign investments, by investing in ADRs instead of directly investing in stocks of foreign issuers, the Fund avoids currency risks as well as specific trading risks in foreign securities markets during the settlement period for the purchase or sale. Generally, there is a large and liquid market in the U.S. for ADRs listed on a national stock exchange or on NASDAQ. Information available concerning ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or the U.S. stock exchange on which they are traded, the standards of which are more uniform and exact than those to which the foreign issuer may be subject. EDRs and GDRs do not necessarily have to be issued in the same currency as the securities into which they can be converted.

Depositary receipts may be issued under sponsorship programs or unsponsored programs. In sponsored programs, the issuer enters into an agreement for its securities to be traded in the form of depositary receipts. In unsponsored programs, it is possible for the issuer not to be directly involved in setting up the program. Although the regulatory requirements are similar for sponsored and unsponsored programs, in some cases it may be simpler to obtain financial information on an issuer that has participated in a sponsored program. It is more likely in a non-sponsored program that one will not be able to react in time to certain capital measures by the issuer, such as share splits and opportunities to acquire preferred stocks. Accordingly, less information may be available on issuers whose securities are subject to unsponsored programs, and there may be no correlation between such information and the market value of the depositary receipts.

Depositary receipts can exclude some yet not all risks that accompany an investment in securities from foreign issuers. Insofar as the Fund acquires depositary receipts via banks that have no contractual relationships with the foreign issuer of the security underlying the depositary receipts in order to issue and administer this depositary receipt, there is a greater possibility with regard to issuance and administration of these depositary receipts that the Fund will not hear of or be able to respond in time to certain capital measures by the issuer. Examples of such measures are share splits and the opportunity to acquire preferred shares, which concern foreign issuers.

Derivative securities

Derivative securities are financial instruments whose value depends on the performance of one or more basic values, such as securities, indices, currencies or raw materials.

Derivatives can be used as collateral, which means that they can contribute to controlling risks with respect to interest rates, currency fluctuations and other market conditions. In addition, they can be used to increase liquidity or invest in certain shares or bonds more efficiently or cost-effectively.

Exchange-traded stock index futures contracts

Although the fund is permitted to buy and sell futures contracts, it currently does not intend to enter into such transactions. A futures contract is an agreement between two parties for the purchase or sale of a specific security at a stipulated price on a future date. With regard to each stock or bond index traded on a recognized stock exchange or at a board of trade, the Fund may buy or sell index futures contracts. For the purpose of hedging the Fund’s investments against a reduction of value, to introduce a tax or money management strategy and/or to increase the Fund’s returns, the Fund may buy and sell stock index futures contracts which are traded on a recognized stock exchange or at a board of trade.

A stock index futures contract is a contract concerning the purchase or sale of units of a stock index on a specific future date and at a price agreed upon when the contract is signed. The value of a unit is the current value of the stock index. For example, the Standard & Poor’s 500 Stock Index (the “S&P 500 Index”) is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is weighted toward the respective value of these 500 common stocks included in the Index, and the Index fluctuates with changes in the daily prices of these common stocks. With regard to the S&P 500 Index, contracts are for the purchase or sale of 500 units. Consequently, if the value of the S&P 500 Index is at USD 150, the value of the contract is USD 75,000 (500 units x USD 150).

The futures contract on the stock index implies that an actual delivery of the shares contained in the index does not take place. Rather, a settlement in cash occurs upon termination of the contract. The difference between the contract price and the actual status of the stock Index is settled upon termination of the contract. If, for example, the fund enters into a futures contract on the purchase of 500 units of the S&P 500 Index on a certain future date at a contract price of USD 150, and the S&P 500 Index is at USD 154 on that future date, then the Fund earns USD 2,000 (500 units x 4 USD in profit). If the Fund enters into a futures contract on the sale of 500 units of the Stock Index on a certain future date at the contract price of USD 150, and the S&P 500 Index is at USD 154 on that future date, then the Fund loses USD 2,000 (500 units x USD 4 in losses).

When the Fund enters into a stock index futures contract, it must deliver a so-called “initial margin deposit” to the futures dealer selected by the fund, which is currently 1.5% to 5% of the amount of the contract. Requirements regarding the initial margin deposit are established by the stock exchange on which the contract is traded. Accordingly, in accordance with the controls stipulated for this custodian account, a “variable margin deposit” may be paid into such a custodian account or withdrawn from it by the Fund, depending on the changes in the price of the securities underlying the stock index futures contract. The custodian account is valued each trading day and the variable margin deposit is monitored by the Fund’s custodian bank on a daily basis. The Fund will not employ more than 5% of its total assets in initial margin deposits for all futures contracts and options related to them and currently intends to limit futures contracts and options related to them so that obligations under such contracts and transactions do not represent more than 25% of the Fund’s total assets.

At the time at which the Fund buys or sells a stock index futures contract, an amount in cash, U.S. government securities, liquid debentures and other liquid assets (including equities) corresponding to the market value of the contract, minus the initial margin deposit or variable margin deposit, is carried separately in the books of the Fund or its custodian bank. Alternatively, the Fund may “cover” its positions by owning the same stock index futures contract or a call option that allows the fund to buy the same futures contract on a stock index at a price which is not higher than that of the issued contract (or at a higher price if the difference is carried separately in the books of the Fund or its custodian bank). The assets carried separately in the books of the Fund or the Fund’s custodian bank are assessed daily, and the Fund will increase the total value of the assets if necessary to ensure that the assets reflect the price of the contract minus an initial margin deposit or variable margin deposit.

Stock index futures contracts involve risks, such as the inability of the Fund to reduce or eliminate its forward positions. This depends on the liquidity of the secondary market for such forward transactions. The Fund generally plans to buy or sell futures contracts only on exchanges for which there is an active secondary market, though it cannot be guaranteed that a liquid secondary market will exist for a specific contract or at a specific moment. Thus, use of stock index futures contracts for covering transactions (hedging) may increase the risk that, on the one hand, the changes in the price of the stock index futures contracts and, on the other hand, the changes in the price of the securities received in the covering transaction or the underlying stock index will not exactly match. Successful use of stock index futures contracts for hedging purposes also depends on the ability of the investment manager to correctly predict the direction the market will move in, and there is no guarantee it can do so.

Exchange-traded options on stock indices

Put and call options on stock indices are similar to options on securities except that instead of the right to buy or sell a particular security at a specific price, options on stock indices give the holder the right to obtain an amount in cash when exercising the option if the closing price of the underlying index is higher (or lower in the case of a put option) than the exercise price of the option. The amount in cash corresponds to the difference between the closing price of the index and the exercise price of the option, expressed in USD, multiplied by a certain number. Therefore and different from the case with options on particular securities, all settlements are carried out in cash and gains and losses depend on the price movements of the stock market in general (or in a specific industry or a specific market sector) instead of price movements of a particular security.

Although it currently does not intend to do so, the Fund may buy and sell put and call options on securities indices with standardized contracts that are traded on national securities exchanges, boards of trade or similar entities or quoted on NASDAQ, in order to hedge its assets against a reduction of value, to introduce a tax or money management strategy and/or to increase the Fund’s yields. The Fund may purchase call options on a securities index to attempt to reduce the risk of an absence of a broad market presence or the presence in one industry or one market segment at a time in which the Fund does not hold invested monies or short-term debt securities as an investment.

The Fund may only purchase call and put options if they are “covered.” A put option written on an index is covered if the Fund maintains separately, either on the Fund’s books or at its custodian bank, liquid asset at a value corresponding to that of the execution price. A call option is also covered if the Fund holds a call option on the same index as the call written, whereby the exercise price of the call option held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, if the difference is maintained by the Fund in liquid assets separately on the books of the Fund or at its custodian bank. The Fund may also cover call options on securities written indices by owning securities whose price changes in the opinion of the investment management company reflect those of the index or are traded in another manner in accordance with the rules of the stock exchange where the option is traded and the relevant laws and ordinances. Nonetheless, if the Fund covers a call option on a securities index by owning the securities, those securities may not coincide with the composition of the index. In such a case, the Fund is not fully covered and could run the risk of a loss in the event of negative changes in the value of the index. The value of all assets carried separately on the books of the Fund or its custodian bank in order to “cover” options is assessed daily, and the Fund will increase the total value of the assets if necessary to ensure that the assets at least reflect the amount of the options written.

The Fund can “cover” a put option written on a securities index if the Fund holds liquid assets at a value corresponding to the exercise price, carried separately on the books of the fund or its custodian bank or if it holds a put option on the same securities index having the same nominal amount as the put option written, where the exercise price of the put option held is equal to or higher than the exercise price of the put option written. A put option written is also covered if the fund holds a put option on the same index as the put option written if the exercise price of the put option held is (i) greater than or equal to the exercise price of the put option written or (ii) less than the exercise price of the put option written, if the difference is maintained by the fund in liquid assets carried separately on the books of the Fund or its custodian bank. The value of all assets carried separately on the books of the Fund or its custodian bank in order to “cover” options is assessed daily, and the Fund will increase the total value of the assets if necessary to ensure that the assets at least reflect the amount of the options written.

The Fund may only acquire options on securities indices if the total premium for all options is less than 5% of its total assets. With due consideration of the derivatives guideline, the Fund currently intends to limit the writing of options on securities indices to such an extent that the obligations from all options and transactions do not exceed 5% of the Fund’s total assets.

Other general risks of options

Stock options and securities indices are associated with various risks. For example, substantial differences exist between stock exchanges and options markets. This results in an incomplete correlation between these markets and, as a consequence, a certain transaction may not reach its goal. It takes great ability and judgment to decide when and how options should be used, and even a well thought-out transaction may, to a certain extent, end in failure due to the behavior of the market or unexpected events. There is no guarantee that a liquid market will exist when the Fund wants to close out an option position. If the Fund is unable to close out a stock index option it has purchased, in order to obtain a profit it must exercise the option because otherwise the option will expire. If trading of an option purchased by the Fund is suspended, it will be unable to close out the option. If restrictions are introduced with regard to exercising options, the Fund will find itself unable to exercise an option it has purchased. If a call option on an index purchased by the Fund or a security is not covered by an option on the same index or the same security purchased by the Fund, price movements in the index may result in a loss for the Fund. However, such losses may be mitigated by changes in the value of Fund securities that occur while the option is open.

For writing call or put options, the Fund receives a premium that increases its gross return in the event the option is cancelled without being exercised or is closed out with a profit. Should the value of an index, for which the Fund has written a call option, fall or remain the same, the Fund will realize a gain in the form of the premium received (minus transaction costs), which compensates for the entirety of or parts of a reduction in the value of the hedged portfolio security. However, if the value of the underlying index increases, the Fund will realize a loss in its call option, which reduces the income with unrealized increases in the value of its assets. By writing put options, the Fund assumes the risk of a declining underlying index. To the degree to which the price changes of the portfolio’s hedged securities correlate with the changes in the value of the underlying index, the writing of covered put options increases the Fund’s losses in the event of market declines, although its losses are in part covered by the premiums received for writing the option.

Prior to being exercised or expiring, whichever is the earlier, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, index, exercise price and expiration). However, there is no guarantee that a closing purchase or sale can be brought about as the Fund would desire. When an option written by the Fund expires, the Fund realizes a capital gain corresponding to the premium received at the time the option was written. When an option acquired by the Fund expires without being exercised, the Fund realizes a capital loss in the amount of the premium paid.

There is no guarantee that there will be a liquid market when the Fund attempts to close out a position in an option. Trading could be interrupted, for example, due to a disparity between supply and demand, due to the lack of either buyers or sellers, or the options market could suspend trading after a rise or fall of prices by more than a maximum amount established by the market. Although the Fund may in part be capable of cancelling out negative effects resulting from the prevented liquidation of an option, in many cases it can realize losses as a result of such prevention.

Swap agreements

The Fund may enter into swap agreements with the goal of achieving for the Fund a certain target income at lower cost than if it had invested directly in a security that yields the target returns. Such instruments may also be used for managing tax or cash positions, for hedging the Fund’s assets against declines in value and/or increasing the Fund’s returns. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross yields to be exchanged or swapped between the parties are calculated with respect to a “notional value,” i.e. the gain or the increase in value of a particular amount invested in a particular security, or in a particular interest rate, in a particular foreign currency or in a “basket" of securities representing an index. The “notional value” of a swap agreement is merely a fictional basis on which the obligations are calculated which the parties wish to swap under the agreement. The obligations (or rights) of the Fund arising from a swap agreement generally reflect only the net amount which is paid or received under the agreement, based on the relative values of the positions held by the contracting parties. The Fund’s obligations under the swap agreement are incurred daily (offset by amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by a segregated custodian account in the Fund or its custodian bank consisting of cash, U.S. government securities or liquid assets to prevent possible leveraging of the Fund’s portfolio. The value of these assets is assessed daily and the Fund will increase the aggregate value of the assets if necessary to ensure that the assets at least reflect the amount owed but not paid to the counterparty of the swap agreement. The Fund will not enter into any swap agreement with an individual party if the amount that will be owed or stipulated in the contracts existing with this party would exceed 5% of Fund assets. Investments in swaps are subject to the Fund’s derivatives guidelines.

The success of the Fund's use of swap agreements to further its investment goals depends on the investment management company's ability to forecast correctly if specific types of investments may produce higher returns than other investments. Since these are bilateral agreements and their terms could exceed 7 days, swap agreements can be regarded as illiquid. Furthermore, in the event of default or insolvency of the counterparty to the swap agreement, the Fund bears the risk of losing the amount that it expected to obtain from the swap agreement. The investment management company will only enter into swap agreements for the Fund with counterparties that are also regarded as suitable for repurchase agreements under the Fund’s repurchase agreement guidelines. Certain positions introduced by the Internal Revenue Service can limit the Fund's ability to use swap agreements for desired tax strategies.

The swap market is a relatively new market and to a large extent is unregulated. It is possible that developments in the swap market and the laws covering swaps, including potential government regulations, could have a negative impact on the Fund’s ability to terminate existing swap agreements, realize the amounts that should be obtained based on such swap agreements, or enter into swap agreements, or they could have negative tax consequences.

Securities of companies and governments outside the U.S.

Investors should consider carefully the substantial risks involved in securities of non-U.S. companies and governments, which are in addition to the usual risks inherent in U.S. investments. The value of securities outside of the U.S.A. (and U.S.securities) is influenced by the general economic conditions and income forecasts for individual companies and the sector. While securities outside the U.S. offer significant earning potential, at the same time they carry additional risks that can lead to higher Fund losses. These risks can be significantly higher with investments in emerging markets. Investments in depositary receipts are likewise associated with some or all of the risks described below.

There is a risk that trading on national exchanges will be suspended on account of expropriation, nationalization of asset values, confiscatory and punitive taxation, withholding tax and other non-U.S. taxes on earnings and other profits, control of foreign exchange markets (which can also include regulating the option to transfer currency out of a particular country), limitations on deductions from asset values, political or social instability or diplomatic developments that can have an impact on the investment in securities by foreign (that is non-U.S.) issuers.

In many countries, the public has access to less information about issuers than is the case with companies in the United States. Uniform reporting, auditing and accounting rules generally do not apply to non-U.S. companies, and the auditing practices and conditions are not always comparable to those that apply to companies in the United States. From time to time, trading may be interrupted in a foreign market and this could make it difficult for the Fund to obtain the market prices for assessing the value of its portfolio and calculating its net asset value. The securities markets of many countries are much smaller and securities of some non-U.S. companies can be less liquid and be subject to greater price fluctuation than those in the United States. Therefore, it can be difficult for the Fund to obtain market prices for valuing its portfolio and for determining its net asset value. The capital markets and financial services of certain countries are less developed than those in the U.S.A. or other leading economic regions. Many foreign securities markets, trading systems, securities dealers and companies are in general subject to less government supervision and regulation than in the U.S. Foreign (that is non-U.S.) markets are substantially smaller than the New York Stock Exchange and securities from foreign (that is non-U.S.) companies are less liquid and more volatile than securities from comparable U.S. companies. Outside the U.S., there are probably higher commission rates that are generally stipulated there and cannot be negotiated like in the U.S. Settlement modalities can be onerous and can lead to delays that negatively impact the liquidity of the portfolio. For the Fund, it can be more difficult to participate in votes, exercise shareholders rights, carry through legal action and obtain judicial decisions with regards to foreign (that is non-U.S.) investments in courts outside of the U.S. than is the case before U.S. courts with regards to U.S. issuers.

Certain countries demand official approval before foreign persons may invest or they limit the investments of foreign persons to a specific class of securities of a company that offer less advantageous conditions than the company’s securities available to the country’s citizens. Furthermore, the repatriation of investment income, capital and sales proceeds by foreign persons requires government registration and/or approval in some countries. A government’s delay or refusal to grant registration or approval for repatriation could have a negative impact on the Fund.

The Fund’s investments in securities outside of the U.S. can increase the liquidity risk of the Fund's portfolio. This can limit the Fund’s ability to fulfill a large number of redemption requests in cases of economic or political tumult in a country where a substantial portion of its assets are invested or the worsening of relations between the U.S. and another country.

Emerging markets/developing countries

Investing in companies domiciled in emerging markets is subject to potentially higher risks than in developed countries. These risks include: (1) less social, political and economic stability; (2) the currently small size of the markets for such securities and the currently low or non-existent trading volumes that result in a lack of liquidity and greater price fluctuation; (3) a national policy potentially limiting the ability of the Fund to invest, including restrictions on investments in issuers or industries considered important for the national interest; (4) taxation; (5) the absence of developed legal structures for private or foreign investment or legal remedies in case of damage to private property; (6) the lack of a capital-market structure or market-oriented economy as in many emerging markets until recently; and (7) the possibility that recent positive economic growth in some emerging markets will be slowed or even reversed by unexpected political or societal events in these countries.

Emerging markets are countries that (i) are generally classified by the International Bank of Reconstruction and Development (the World Bank) and the International Finance Corporation as developing countries, or (ii) countries classified by the UN or its agencies as developing, or (iii) countries with a stock market capitalization lower than 3% of the Morgan Stanley Capital International World Index. Companies of the emerging market countries are (i) companies whose securities are primarily traded in markets in developing countries, or (ii) companies with 50% or more of their total income derived either from products or services produced or sold in emerging market countries, or (iii) companies having 50% or more of their assets in emerging market countries, or (iv) companies that are associated with currencies from emerging markets, or (v) companies organized under the laws of emerging market countries or domiciled in those countries.

In addition, numerous countries in which the Fund may invest have for many years had high (in some periods extremely high) rates of inflation. Inflation and rapid fluctuations in inflation rates have negative effects on the national economies and securities markets of certain countries and these effects may continue. Moreover, the national economies of some developing nations differ from the U.S. economy, either positively or negatively, in certain aspects, such as the growth in gross domestic product, the rate of inflation, a drop in the value of the currency, reinvestment of capital, self-sufficiency in terms of resources and balance of payments.

Investing in developing nations and/or emerging markets involves the risk of nationalization, expropriation or confiscatory taxation. For example, the communist governments in a number of Eastern European countries in the past expropriated a large volume of private assets, in many cases without adequate compensation, and no guarantee can be given that such expropriations will not occur in the future. In cases of expropriation, the Fund may lose a substantial portion of the investments it has made in the country in question. Furthermore, in certain emerging markets there are no accounting standards. Finally, even though certain currencies of emerging markets, for example eastern European countries, may be convertible into USD, the conversion rates may not reflect the actual market values and may be adverse to the Fund’s shareholders.

Illiquid securities

An illiquid asset is an asset that cannot be sold or disposed of within seven days in the ordinary course of business at the amount at which the Fund has valued it in its books. The Fund’s investments in illiquid securities are subject to the Fund’s fundamental investment restriction No. 9 and non-fundamental investment restriction No. 5. The Fund does not deem securities acquired outside of the United States and traded publicly on a U.S. or foreign stock exchange to be illiquid assets if (a) the Fund reasonably believes that it could dispose of the security for cash on a U.S. or foreign market, or (b) the current market quotations are readily available. The Fund will not acquire securities of foreign issuers outside of the U.S. if, at the time of acquisition, the Fund has reason to believe that it could not sell the securities in a public trading market. Investments can be made in securities of foreign issuers, irrespective of whether they are based in developed or undeveloped countries.

The sale of illiquid securities frequently requires more time and the trader fees or trader discounts or other sales costs are higher than for the sale of securities suitable for trading in U.S. markets or over the counter.

The Fund’s risk in holding illiquid securities lies in the fact that they may be more difficult to sell if the Fund intends to sell the securities due to negative developments or in order to obtain monies for redemptions or other investment possibilities. Illiquid trading conditions can also make it difficult for the Fund to realize the securities at their fair value.

Loans of investment securities

In order to generate additional earnings, the Fund may loan certain securities from its portfolio to banks and securities dealers. Such lending may not exceed one third of the value of the total assets of the Fund (including all collateral as a part of the Fund assets), measured at the time of the most recent loan. The borrower must secure such loans by depositing at the Fund’s custodian account collateral (from a combination of cash and high value, liquid, short-term securities that correspond to the investment goals and principles of the Fund, including bonds that are issued from foreign (that is non-U.S.) governments or investment funds that exclusively invest in securities that are permissible for money market funds by the 1940 Act) and in an amount that corresponds to a minimum 102% of the current market value of the lent U.S. securities (105% for non-U.S. securities) including accrued interest. The value of such collateral is assessed daily and if the coverage drops below 100%, the borrower must provide additional collateral to correspond to at least the required 102% of the market value of the U.S. securities lent (or 105% of the foreign securities lent). The Fund retains all or part of the interest that accrues from investing the cash serving as collateral, or receives a fee from the borrower. In addition, the Fund receives the dividends paid on the lent securities The Fund can terminate the loans at any time and demand return of the lent securities within the settlement period for the securities in question.

In cases where the voting rights associated with the securities will be transferred as part of the loan of securities, the investment management company intends to demand voting proxies for the lent securities, or to use other established and legally enforceable means to obtain voting rights if the investment management company becomes aware that, in its opinion, a material event is affecting the securities or it believes that it is necessary to vote. As with other lending, however, there is the risk of a delay in payment, or even loss of claims on the collateral in case of non-fulfillment or insolvency of the borrower. The Fund will lend its securities only to parties who meet creditworthiness standards approved by the Fund’s Board of Directors, e.g., banks or broker-dealers that the investment management company has determined present no serious risk of becoming involved in bankruptcy proceedings within the timeframe contemplated by the loan.

Loans to affiliated investment companies

Subject to the fundamental investment restrictions with respect to lending, the fund may, pursuant to the Borrowing Order granted by the SEC in September 1999, lend to affiliated investment companies or other affiliated entities. These lending transactions can include conditions that are more advantageous than would otherwise be expected from lenders. In addition, the Fund can under certain conditions lend money to other funds of Franklin Templeton Investments at interest rates that are higher than those the Fund would receive by lending money to banks through short-term lending transactions, e.g. repurchase agreements. The term to maturity of lending transactions between the funds is limited to the time necessary to receive payment for securities sold, but in no case more than seven days. Lending transactions executed within seven days are treated as separate transactions for the purposes of this stipulation. The Fund will not lend to any other fund through a credit facility if the result is that the total outstanding lending transactions through the credit facility exceed 5% of the net assets for equity funds or 7.5% of the net assets for taxable bond funds at the time of the loan. In addition, the Fund’s lending transactions with other funds should not account for more than 5% of the net assets of the lending fund.

Repurchase agreements

The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to meet redemption requests from shareholders, wait for a suitable investment opportunity or take a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed in terms of payment of principal and interest by the U.S. government or one of its agencies from a qualified bank or a securities dealer, and then to sell the securities back to the bank or the securities dealer after a short time (generally less than 7 days) at a higher price. The bank or securities dealer must transfer to the Fund’s custodian bank securities with an initial market value of at least 102% of the amount invested by the Fund in each repurchase agreement.. The investment management company will review the value of such securities on a daily basis in order to determine that this value corresponds to or exceeds the call price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or securities dealer, including possible delays and restrictions with regard to the Fund’s ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e. banks or securities dealers that the investment management company has determined present no serious risk of becoming involved in insolvency proceedings within the timeframe of the repurchase agreement.

Subscription rights

Except for the fundamental investment restrictions, nothing in this prospectus should be understood to mean that the Fund is prohibited from buying securities of an issuer by exercising subscription rights allocated to the Fund by the issuer. Foreign companies regularly issue additional shares by offering subscription rights to existing shareholders at a price below the market price for the shares. Failing to exercise such a right would lead to a dilution of the Fund’s investment in the issuer. An exception applies if the limits set out in the investment guidelines and restrictions would be exceeded by exercising the rights or had already been exceeded due to market fluctuations in the value of the securities in the Fund’s portfolio.

Temporary investments

When the investment management company believes market or economic conditions are unfavorable for investors, the investment management company may invest up to 100% of the Fund assets in a temporary defensive manner by investing all or a substantial portion of the assets in cash or cash equivalents or other high-quality short-term investments. Unfavorable market and economic conditions may include excessive volatility or a prolonged general decline in the markets or the securities in which the Fund normally invests or the economies of the countries where the Fund invests.

Temporary defensive investments generally include (1) independent and affiliated money market funds and investment management companies (as permitted by the 1940 Act or those exceptions granted in it and allowed by the Fund’s fundamental investment principles and limitations) (2) bank deposits in a currency of a major country with a term to maturity of less than seven days, (3) banker’s acceptances, (4) certificates of deposit, (5) debt securities of foreign (that is non-U.S.) companies, (6) securities with a variable interest rate (if they are suitable for money market funds), (7) repurchase agreements with banks and securities dealers, (8) commercial paper with a rating of A-1 by S&P or Prime-1 by Moody’s or (if no rating exists) by a company having an issuer rating of AAA or AA from S&P or Aaa or Aa from Moody’s at the time of issue, (9) U.S. government securities with a term to maturity of 13 months or less and (10) a spread of other high-quality short-term investments. For additional information on these investments, see the above section "Debt securities". The investment management company may also invest in these types of investments while seeking suitable investment opportunities or to preserve liquidity. If the Fund’s assets are invested in temporary defensive investments, it is possible that the Fund may not reach its investment goal.

Policies and procedures for the publication of portfolio holdings

The Fund's overall policy with respect to the publication of portfolio holdings is to publish such information in accordance with the applicable legal requirements and the fiduciary duties towards the shareholders. Subject to the limited exceptions described below, the Fund will not make non-public information available to anyone with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

For the purpose of this policy , information on portfolio holdings does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes but is not limited to: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if it is made available to anyone, will be made available to any person on request but because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed not to belong in portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund publishes complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other explanatory information, such as the Fund's top 10 holdings, may be released monthly but not earlier than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that these principles require the release of portfolio holdings information regarding a particular portfolio holding of the Fund, in line with the ongoing purchase or sale orders/programs, or if the release of this portfolio holdings information would otherwise be sensitive or inappropriate due to liquidity or other market considerations, the Fund's investment management company may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether an exception is granted which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Fund's chief compliance officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers; service providers to the Fund and municipal securities brokers using the Investor Tools product that brings together buyers and sellers of municipal securities in the normal course of business in the municipal securities market. Should the Fund carry out a shareholder’s redemption request by benefit in kind, the Fund may, in certain circumstances, additionally provide portfolio holdings information to that shareholder to the extent necessary for the shareholder to prepare for the receipt of these securities from the portfolio.

The specific entities to which the Fund may provide information on the portfolio holdings in advance of their publication to the general public are:

Bloomberg, Capital Access, CDA (Thomson Financial), FactSet, Fidelity Advisors, Standard & Poor’s, Vestek and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.

Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: Custodian bank: Bank of New York or JPMorgan Chase Bank; independent registered public accounting firm: Pricewaterhouse-Coopers LLP, Ernst & Young, LLP or Tait, Weller & Baker LLP; the Fund’s external legal counsel: Stradley Ronon Stevens & Young, LLP; independent directors'/trustees' counsel: Bleakley, Platt & Schmidt, LLP and/or Wolf, Block, Schorr & Solis-Cohen LLP, Proxy Voting Service: Glass, Lewis & Co. and RiskMetrics Group, brokerage analytical services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc., financial printers: RR Donnelley & Sons Company or GCOM Solutions, Inc. In connection with the financing of advance commissions from Class B shares, Lightning Asset Finance Limited, the financing company for sales of the Fund’s B shares and a 49% owned subsidiary of Franklin Resources, Inc. (“Lightning”), receives portfolio holding information on a weekly basis with no time lag.

In all cases, eligible third parties are required to sign a non-disclosure agreement. Non-disclosure agreements include the following provisions:

•	The recipient agrees to keep confidential any portfolio holdings information received;

•	The recipient agrees not to trade based on the non-public information received; and

•	The recipient agrees to refresh its representation as to confidentiality and abstention from trading on request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the recipients of the information described above.

In connection with the provision of portfolio holdings information to Lightning, Lightning may utilize such information to construct a "global hedge" to lessen its exposure to market fluctuations with respect to the fees it receives in connection with the financing of the Fund's Class B shares. The global hedge is not specific to the Fund but rather is constructed with respect to the aggregate portfolio of securities underlying all funds, including funds within Franklin Templeton Investments as well as funds from other investment firms for which Lightning provides Class B share financing. The global hedge can be comprised of a number of financial instruments, including futures contracts, swaps, index shares, exchange-traded funds and, in limited circumstances, individual stocks. In its confidentiality agreement with Franklin Templeton Investments, Lightning has agreed to keep confidential any portfolio holdings information it receives from the Fund and also has agreed not to purchase or sell or sell short any individual stocks held by the Fund based on such portfolio holdings information. If other funds for which Lightning provides financing have supplied Lightning with portfolio holdings information, and such holdings include individual stocks that are also included in the list of portfolio holdings supplied by the Fund, it is possible that the global hedge constructed by Lightning may include individual stock transactions based on such other funds' holdings of a particular stock, but not based on the Fund's holdings of that stock. Lightning does not seek to profit from the global hedge, does not invest in Fund shares, and has established precautionary measures so that its personnel may not use the Fund's portfolio information for the purpose of trading in Fund shares or for any other unauthorized trading. Although neither the Fund nor any Franklin Templeton legal entity receives compensation in connection with the provision of portfolio holdings information to Lightning, because Franklin Resources is an affiliate of Lightning, to the extent that Lightning's global hedge is successful, Franklin Resources may receive an indirect economic benefit from the global hedge and, consequently, from the release of portfolio holdings information.

Several investment managers within Franklin Templeton Investments (“F-T Managers“) act as investment managers to offshore funds that are registered or otherwise authorized with foreign regulatory authorities to sell. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. As such offshore funds may from time to time invest in securities substantially similar to those of the Fund, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Fund. To mitigate such risks, such information may only be disclosed for analytical purposes, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby this offshore investment manager agrees to treat such information as confidential, including limiting the dissemination of such information within its organization, and to prohibit the offshore investments manager from buying or selling portfolio securities on the basis of the information received, to trade against any U.S. registered Franklin or Templeton fund, including this Fund, or to employ intentionally trade practices that damage any of these Funds or its shareholders or the trading of these Funds’ shares.

Some F-T managers act as investment managers for privately placed funds that do not require registration. Some of these funds invest in portfolios that, when viewed in the aggregate, substantially resemble the holdings of registered U.S. funds. Under these circumstances, the release of portfolio holdings information of these private funds is subject to the restrictions of these principles. In other cases, unregistered private funds portfolio holdings may not prove to substantially resemble, when viewed in the aggregate, holdings of a U.S. registered fund. Under such circumstances, the dissemination of portfolio holdings information to customers or potential customers of the private fund is allowed, however it is dependent on the customer entering into a non-disclosure agreement in which he/she agrees to restrictions on the use of this information.

In addition, some F-T Managers act as investment managers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to various deposit accounts, and as sub-advisers to other unit investment trusts not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, deposit accounts and other funds (collectively, "other accounts") are not subject to the Fund's portfolio holdings release policy. However, in some instances the portfolio holdings of these other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Fund. In the case of bank commingled trusts, Canadian institutional pooled funds and information about agency accounts and separate model accounts, in order to mitigate risks that such portfolio holdings information may be used to trade inappropriately against unit investment trusts, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolios holdings.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's Board of Directors, and other material amendments shall also be reviewed and approved by the Board. The investment management company’s compliance personnel conducts periodic reviews of compliance with the policy and provides at least annually a report to the Board of Directors regarding the operation of the policy and any material changes recommended as a result of such review. The investment management company’s compliance personnel also will annually submit to the Board a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund on which the exception was based upon.

General information

Typical Investor Profile

An investment in Templeton Growth Fund, Inc. is suitable for investors who

– wish to own shares in a mutual fund that invests in undervalued stocks denominated in USD,

– are prepared to accept a moderate risk level and

– intend to hold their shares for a medium to long-term period.

Inquiries

Please send inquiries to:

Franklin Templeton Investment Services GmbH

P.O. Box 11 18 03, 60053 Frankfurt a. M.

Mainzer Landstraße 16, 60325 Frankfurt a. M.

Tel.:	Tel.: 08 00/0 73 80 02 (toll-free from Germany)
08 00/29 59 11 (toll-free from Austria)
Fax:	+49 (0) 69/2 72 23-120

Investment management company

The Fund’s investment management company is:

Templeton Global Advisors Limited

Lyford Cay

P.O. Box N-7776, Nassau, Bahamas

The investment management company, a publicly owned company with assets of USD 463,673,628 as of 30 September, 2008, is an indirect wholly owned subsidiary of Franklin Resources, Inc. (“Resources”), which is a listed financial-services company operating through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

Templeton Global Advisors Limited manages the Fund’s assets and makes the investment decisions. They select the brokers who perform the transactions for the Fund’s portfolio. The investment management company provides the Board of Directors with periodic reports. Its activities are monitored and supervised by the Board of Directors. To protect the Fund, the investment management company and its officers, directors and employees are covered by fidelity insurance. Templeton Global Advisors Limited and its affiliated companies manage a total of over USD 404 billion.

The Templeton organization has been investing globally since 1940. The investment management company and its affiliated companies have offices in Argentina, Australia, Austria, the Bahamas, Belgium, Brazil, Canada, China, France, Germany, Hong Kong, India, Ireland, Italy, Japan, Luxembourg, Mexico, the Netherlands, Poland, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Turkey, the United Arab Emirates, the United Kingdom and the United States of America.

The investment management company offers a similar service to other funds. The investment management company advises and undertakes actions on behalf of other funds it manages or on its own behalf, which may be different from the actions that the investment management company undertakes on behalf of the Fund. In relation to the Fund, the investment management company is not obligated to recommend, buy or sell securities, or to recommend, buy or sell securities that the investment management company and those with authorized access, as defined in the relevant U.S.securities laws, may buy or sell for itself or for other funds. The investment management company is not obligated to refrain from investing in securities that are held by the Fund or by other funds it manages. Because the investment management company is a subsidiary of a financial holding company (FHC) in accordance with the Gramm-Leach-Bliley Act of 1999, the applicable federal regulations for FHCs may limit or restrict the options of the Fund to acquire or to hold positions in a security if it would be otherwise advantageous for the Fund to acquire or hold that security.

The Fund, the investment management company and the main sales organization have adopted a code of conduct, as required by U.S. securities laws. In accordance with this code of conduct, employees that are classified as having authorized access may engage in personal securities transactions, including transactions in securities that are considered for the Fund or that are currently held by the Fund, provided certain general restrictions and procedures are followed. Personal securities transactions entered into by persons at the Fund, its investment management company or main sales organization who are considered to have authorized access are governed by the code of conduct. The code of conduct was submitted to the U.S.Securities and Exchange Commission (SEC) and can be obtained from it.

Templeton analysts use a disciplined long-term approach for value-oriented global and international capital investments. Securities are selected for the Fund's assets based on a thorough analysis of the individual companies. For different investment amounts and customers, numerous and different selection methods are used, and many of these are adapted and improved through the development of ever more refined selection methods by the investment management company.

In 2003 and 2004, numerous lawsuits were filed against Franklin Resources, Inc., certain of its consulting subsidiaries, in addition to other defendants, alleging violation of federal and state securities laws. The suits seek among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc. and were consolidated for pre-trial purposes with hundreds of similar cases against other investment companies. All litigation naming the funds of Franklin Templeton Investments as the defendant in such litigation as well as against the funds’ independent trustees have since been dismissed.

Franklin Resources, Inc. previously disclosed these private lawsuits in its regulatory filings and on its public website. Any material updates regarding these matters will be disclosed in Franklin Resources, Inc.’s Form 10-Q or Form 10-K filings with the U.S. Securities and Exchange Commission.

Investment management agreement

The investment management agreement stipulates that the investment management company is only liable to the Fund or the shareholders for losses due to culpable action with intent, bad faith or gross negligence by the investment management company, or of gross dereliction of its duties under the investment management agreement. The investment management agreement will end automatically if it is transferred. Either the Fund or the investment management company can terminate the investment management agreement at any time without incurring a contractual penalty by giving 60 days’ notice if the majority of the then members of the Fund’s Board of Directors or the majority of Fund shares then in circulation (as defined by the Investment Companies Act of 1940) have given their consent.

Consulting fee

The annual compensation paid by the Fund to the investment management company corresponds to the following rates:

•	0.630% up to and including USD 1 billion
•	0.615 % over USD 1 billion up to and including USD 5 billion
•	0.600 % over USD 5 billion up to and including USD 10 billion
•	0.580 % over USD 10 billion up to and including USD 15 billion
•	0.560% over USD 15 billion up to and including USD 20 billion
•	0.540 % over USD 20 billion up to and including USD 25 billion
•	0.530 % over USD 25 billion up to and including USD 30 billion
•	0.520 % over USD 30 billion up to and including USD 35 billion
•	0.510 % over USD 35 billion up to and including USD 40 billion
•	0.500%1) over USD 40 billion up to and including USD 45 billion1)
•	0.490 % over USD 45 billion1)

1) Established and effective from August 1, 2007

The fee is calculated monthly based on the average daily net asset value during the preceding month in accordance with the asset management agreement. Each share class contributes its share to the fee.

Portfolio manager

Cynthia L. Sweeting has been the Fund’s Chief Portfolio Manager since 2007. She is primarily responsible for the Fund’s investments. She has final authority over all aspects of the Fund’s investment portfolio, including the purchase and sale of individual securities, the assessment of portfolio risk and the management of the daily cash balances in line with the anticipated management requirements. The degree to which she carries out these responsibilities and the nature of these activities can change from time to time. Ms. Sweeting has been an employee of Franklin Templeton Investments since 1997.

Lisa Myers has been the Fund’s portfolio manager since 2003. She performs research and consulting services with respect to the purchase and sale of individual securities and assesses portfolio risk. She has been with Franklin Templeton Investments since 1996.

Tucker Scott has been the Fund’s portfolio manager since 2007. He performs research and consulting services with respect to the purchase and sale of individual securities and assesses portfolio risk. He has been with Franklin Templeton Investments since 1996.

The portfolio managers can also provide services for a variety of other investment products, including other funds, institutional and private accounts. The advisory fees for such products may be different than those charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. The separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons and fees, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment management company seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment management company seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of the portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s basic pay and bonus tend to increase with additional and more complex responsibilities that include an increase in the assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the Fund and the investment management company have adopted a code of ethics which they believe contains the provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment management company and the Fund have adopted certain compliance procedures that are designed to address these and other types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The investment management company seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

Base salary – Each portfolio manager is paid a base salary.

Annual bonus – Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are awarded in cash (50% to 65%), restricted shares of Franklin Resources, Inc. stock (17.5% to 25%) and investment fund shares (17.5% to 25%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources, Inc. and investment funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment management company and/or other officers of the investment management company, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance: Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark index as appropriate.

•

Research: If the portfolio management team also has research responsibility, each portfolio manager is evaluated based on the number and the performance of the recommendations over time, the productivity and the quality of the recommendations and the evaluation by peers.

•	Non-investment performance: Senior portfolio managers are evaluated qualitatively based on their leadership and support of staff.

•	Responsibilities: The characteristics and complexities of funds managed by the portfolio manager are taken into account in the investment management company’s appraisal.

Additional long-term equity-based compensation – Portfolio managers may also be awarded restricted shares or units of Franklin Resources, Inc. stock or restricted shares of one or more investment funds and options to purchase common stocks of Franklin Resources, Inc. stock. Awards of such deferred equity-based compensation typically vest over time so as to create incentives for the purpose of retaining key talent.

Portfolio managers may also participate in benefit plans and programs available generally to all employees of the investment management company.

Ownership of Fund shares

The investment management company’s policy is to encourage the portfolio managers to invest in one of the funds they manage. Exceptions include, for example, when a fund is closed to new investors or when a review of tax or legal considerations leads to the conclusion that such investments are not suitable for the portfolio manager. Cynthia L. Sweeting holds shares in the Fund in value of USD 100,000 to 500,00 [sic].

Description of the Shares/ Share certificates

Shares of each class represent a proportionate interest in the Fund’s assets; with regards to matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class or those expressly required to be voted on separately by U.S. federal or state law.

The Fund has non-cumulative voting rights. This means that the holders of more than 50% of the shares entitled to vote are able to elect all the members of the Board of Directors. If this occurs, the holders of the remaining voting shares will not be able to appoint any member of the Board of Directors.

The Fund generally does not issue certificates for shares purchased. Share certificates representing whole shares (but no fractions) are only issued at the specific request of the shareholder; such requests must be sent in writing to the transfer agent. The issue of a certificate for all or some of the shares acquired with a single order is free of charge. Please note, however, that any lost, stolen or destroyed certificates can only be replaced if the shareholder takes out insurance for which the premium is usually 2% or more of the value of the certificates to be replaced.

Shareholder Meetings

The Fund is not obligated to hold annual shareholder meetings and therefore does not intend to do so. However, the Fund can convene extraordinary shareholder meetings for matters requiring shareholder approval.

Dividends

Fund dividends consist of income dividends and distributions of realized gains in prices. In general, the Fund generates income in the form of dividends, interest and other income from its investments. This income, minus the Fund’s operating expenses, represents its net income from investments, from which income dividends may be distributed. For that reason, the amount of dividends distributed per share may fluctuate in each distribution and there is no assurance that the Fund will pay either an income dividend or a capital gains distribution. The Fund may also experience gains or losses in prices in connection with sales or other forms of disposition connected with its investment securities.

The Fund intends to distribute dividends from the Fund's net income from financial investments and the net realized gains in prices at least once a year. The amount of a dividend will vary and there is no assurance that the Fund will distribute either income dividends or capital gains.

Before purchasing fund shares, investors should give careful consideration to the effects of dividends or realized capital gains that have been set but not yet paid. Dividends or realized capital gains that are paid after a shareholder has purchased shares shortly before the effective date reduce the shares’ net asset value by the dividend or distribution amount. In general, all or a portion of such dividends or distributions are taxable, although they are in effect a repayment of principal.

When receiving Fund dividends, you have the following options:

1.

Purchase of additional shares in Templeton Growth Fund, Inc. You can acquire additional Fund shares (without sales charges or deferred sales charges) by reinvesting the distributed gains in prices and dividend distributions.

2.	Distributions in USD check or in cash. Capital gains and dividend payments may be received in the form of a USD check or in cash at one of the paying agents, except J.P.Morgan AG.

To select one of these options, please fill out the attached application form or inform your investment broker which option you have chosen. If no instructions are received from you, we will automatically reinvest any dividends and distributions of gains in prices.

Checks in USD will be sent via air mail to the address on file. If dividend checks are not received by the addressee and are returned to the Fund, the relevant amounts will be reinvested in additional shares, whole shares and fractions, at the net asset value calculated following the transfer agent’s receipt of the returned check and credited to the shareholder’s account. Subsequent distributions will automatically be reinvested at the net asset value on the day on which the dividend is distributed, also in whole shares or fractions.

Custodian bank

JPMORGAN CHASE BANK

MetroTech Center, Brooklyn

New York 11245, U.S.A.

acts as the custodian bank for the assets of the Fund that are held in custody at the headquarters of the custodian bank and at its branch offices and agencies throughout the world.

JP Morgan Chase Bank is a National Banking Association and its equity was USD 166.884 billion on December 31, 2008.

In a custodian agreement dated December 31, 1986, amended on June 5, 1996, March 2, 1998, May 21, 1998, July 23, 1998 and most recently on May 1, 2001, the Fund commissioned JP Morgan Chase to safeguard its securities and other assets as custodian bank. Either party may terminate this custodian agreement by giving 60 days notice in writing.

The custodian bank has entered into agreements with non-U.S. sub-custodian banks that the Board of Directors has approved pursuant to Rule 17f-5 of the 1940 Act.

The services of the custodian bank under the custodian bank agreement include the management of securities. In general, the custodian bank, its branch offices and sub-custodian banks within the U.S. – and frequently also outside the U.S. – do not maintain custody of certificates of securities deposited with them. Rather, they maintain book-entry records at U.S. and non-U.S. depositories that, for their part, maintain book-entry records at the transfer agents of the issuers of the securities.

Additional services of the custodian bank include collecting income on these securities, maintaining bank accounts, managing the liquid assets for the purchase and sale of securities and the accounting of currency transactions. The custodian bank does not make any investment decisions.

As remuneration for the safekeeping of the Fund’s assets, the custodian receives an annual fee, the amount of which varies depending on the respective country and the net asset value of the assets maintained.

As of January 1, 2007, the Fund has paid fees in a range of 0.002% to 0.45% of the net assets of Fund held in each country.

In addition, the custodian is reimbursed for its expenses. These fees are subject to periodic reassessment by the contracting parties.

Management Company

Franklin Templeton Services, LLC.

500 East Broward Boulevard

Fort Lauderdale, FL 33394-3091, U.S.A.

is an indirect wholly owned subsidiary of Franklin Resources, Inc., and had equity of USD 11,087,250 as of September 30, 2008.

It provides certain administrative services and facilities for the Fund that include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The management company receives for its services an annual fee of 0.15% of the average daily net assets of the Fund up to USD 200 million, 0.135% of the average daily net assets of the Fund between USD 200 million and USD 700 million, 0.10% of the average daily net assets of the Fund between USD 700 million and USD 1.2 billion and 0.075% of the average daily net assets of the Fund above USD 1.2 billion.

Officers and directors

The Fund’s business is monitored and supervised by the Board of Directors. Each director will serve until that person’s successor is elected and qualified. The Board elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among share classes. While none are expected, the Board will act immediately and appropriately to resolve any material conflict that may arise.

The names, ages and addresses of the Fund’s board members and principal officers, their principal occupations during the past five years, as well as other details, are shown below:

Independent Board of Directors:

HARRIS J. ASHTON (1932)

500 East Broward Blvd.

Suite 2100

Fort Lauderdale, FL 33394-3091, U.S.A.

Director since 1992

Director of Bar-S Foods (meat packing company)

Principal occupation during the past five years: Director of various companies: formerly, director of RBC Holdings (U.S.A.) Inc. (bank holding company) until 2002; and Chairman of the Board, President and Chief Executive Officer of General Host Corporation (day homes and craft centers) (until 1998).

ANN TORRE BATES (1958)

500 East Broward Blvd.

Suite 2100

Fort Lauderdale, FL 33394-3091, U.S.A.

Director since 2008

Director of the SLM Corporation (Sallie Mae) and the Allied Capital Corporation (financial service provider)

Principal occupation during the past five years: Independent strategic financial consultant, formerly, Executive Vice President and Chief Financial Officer of NHP Incorporated (Manager in multiple-family housing) (1995 -1997); Vice President and Financial Director of US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)

500 East Broward Blvd.

Suite 2100

Fort Lauderdale, FL 33394-3091, U.S.A.

Director since 2000

Director of Fortis, Inc. (electric utility holding company); Victory Nickel Inc. (developer of natural resources) and ABACO Markets Limited (retail distribution);

Principal occupation during the past five years: Director and Vice Chairman of Caribbean Utilities Co., Ltd.; Director of various other business and non-profit organizations.

EDITH E. HOLIDAY (1952)

500 East Broward Blvd.

Suite 2100

Fort Lauderdale, FL 33394-3091, U.S.A.

Director since 2000 and Independent Executive Director since 2007.

Director of Hess Corporation (formerly Amerada Hess Corporation) (exploration and refining of oil and gas); H. J. Heinz Company (foods); RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway and White Mountains Insurance Group Ltd. (holding company).

Principal occupation during the past five years: Director or trustee of various companies and trusts, and formerly, Assistant to the President of the United States and Cabinet Secretary (1990 – 1993); General Counsel to the United States Treasury Department (1988 – 1990); and Counsel to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988 to 1989).

DAVID W. NIEMIEC (1949)

500 East Broward Blvd.

Suite 2100

Fort Lauderdale, FL 33394-3091, U.S.A.

Director since 2005

Director, Emeritus Corp. (assisted living) and OSI Pharmaceuticals, Inc. (pharmaceutical products)

Principal occupation during the past five years: Advisor, Saratoga Partners (private equity funds); formerly Managing Director, Saratoga Partners (1998 - 2001) and SBC Warburg Dillon Read (investment banking) (1997 - 1998); Vice Chairman, Dillon Read & Co., Inc., (investment bank) (1991 - 1997) and Chief Financial Officer, Dillon, Read & Co. Inc. (1982 - 1997).

FRANK A. OLSON (1932)

500 East Broward Blvd.

Suite 2100

Fort Lauderdale, FL 33394-3091, U.S.A.

Director since 2003

Director, Hess Corporation (exploration and refining of oil and gas) and Sentient Jet (private jet service), principal occupation during the past 5 years: Chairman Emeritus, Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980 - 2000) and Chief Executive Officer (1977 - 1999); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airline).

LARRY D. THOMPSON (1945)

500 East Broward Blvd.

Suite 2100

Fort Lauderdale, FL 33394-3091, U.S.A.

Director since 2005

Principal occupation during the past five years: Senior Vice President – Government Affairs, General Counsel and Secretary, Pepsi Co, Inc. (consumer products); formerly, Director, Delta Airlines (airline) (2003 - 2005) and Providian Financial Corp. (credit card company) (1997 - 2001); Senior Fellow, The Brookings Institution (2003 - 2004); Visiting Professor, University of Georgia School of Law (2004) and Deputy Attorney General, U.S.Department of Justice (2001 - 2003).

CONSTANTINE D. TSERETOPOULOS (1954)

500 East Broward Blvd.

Suite 2100

Fort Lauderdale, FL 33394-3091, U.S.A.

Director since 2000

Principal occupation during the past five years: Physician, Lyford Cay Hospital (1987 – present), director of various nonprofit organizations; formerly, Cardiology Fellow, University of Maryland (1985 – 1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982 – 1985).

ROBERT E. WADE (1946)

500 East Broward Blvd.

Suite 2100

Fort Lauderdale, FL 33394-3091, U.S.A.

Director since 2006

Director, El Oro and Exploration Co., plc (investments)

Principal occupation during the past five years: Retired, formerly practicing attorney.

Interested directors and officers:

CHARLES B. JOHNSON (1933)*

One Franklin Parkway

San Mateo, CA 94403-1906, U.S.A.

Vice President and Director since 1992 and Chairman of the Board since 1995

Principal occupation during the past five years: Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; officer and/or employee, director or trustee, as the case may be, of some other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

GREGORY E. JOHNSON (1961)*

One Franklin Parkway

San Mateo, CA 94403-1906, U.S.A.

Director since 2007

Principal occupation during the past five years: President, Chief Executive Officer and Director, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd, Inc. officer and/or employee, director or trustee, as the case may be, of some other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JENNIFER J. BOLT (1964)

One Franklin Parkway

San Mateo, CA 94403-1906, U.S.A.

Director since December 2008

Principal occupation during the past five years: Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director, Franklin Templeton Asset Management (India) Private Limited and Templeton Global Advisers Limited; officer and/or director, as the case may be, of some other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)

One Franklin Parkway

San Mateo, CA 94403-1906, U.S.A.

Chief Compliance Officer since 2004 and Vice President AML Compliance since 2006

Principal occupation during the past five years: Director Global Compliance, Franklin Resources, Inc.; officer of some other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994–2001).

Laura F. Fergerson (1962)

One Franklin Parkway

San Mateo, CA 94403-1906, U.S.A.

Chief Financial Officer and Chief Accounting Officer since 2008

Principal occupation during the past five years: Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, director and member of the Audit and Valuation Committees, Runkel Funds (2003-2004), Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003), and Vice President, Franklin Templeton Services, LLC (1997-2003).

JIMMY D. GAMBILL (1947)

500 East Broward Blvd.

Suite 2100

Fort Lauderdale, FL 33394-3091, U.S.A.

Vice President since 2008

Principal occupation during the past five years: President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments

DAVID P. GOSS (1947)

One Franklin Parkway

San Mateo, CA 94403-1906, U.S.A.

Vice President since 2000

Principal occupation during the past five years: Senior Associate General Counsel, Franklin Templeton Investments; officer and director of a subsidiary of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)

One Franklin Parkway

San Mateo, CA 94403-1906, U.S.A.

Vice President since 1996

Principal occupation during the past five years: Vice Chairman, Member Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of some other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

JOHN R. KAY (1940)

500 East Broward Blvd.

Suite 2100

Fort Lauderdale, FL 33394-3091, U.S.A.

Vice President since 1994

Principal occupation during the past five years: Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some other subsidiaries of Franklin Templeton Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and formerly, Vice President and Controller, Keystone Group, Inc.

GARY P. MOTYL (1952)

500 East Broward Blvd. Suite 2100

Fort Lauderdale, FL 33394-3091, U.S.A.

President and Chief Executive Officer - Investment Management since 2007

Principal occupation during the past five years: President Templeton Investment Counsel, LLC; Executive Vice President Franklin Templeton Institutional, LLC, and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and from 6 investment companies of Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)

500 East Broward Blvd. Suite 2100

Fort Lauderdale, FL 33394-3091, U.S.A.

Secretary since 2004

Principal occupation during the past five years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; officer of 14 investment companies of Franklin Templeton Investments.

GREGORY R. SEWARD (1956)

500 East Broward Blvd. Suite 2100

Fort Lauderdale, FL 33394-3091, U.S.A.

Treasurer since 2004

Principal occupation during the past five years: Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, JP Morgan Chase (2000-2004) and American General Financial Group (1991-2000).

CRAIG S. TYLE (1960)

One Franklin Parkway

San Mateo, CA 94403-1906, U.S.A.

Vice President since 2005

Principal occupation during the past five years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* Charles B. Johnson is considered an “interested person” of the Fund under U.S. federal securities laws. The status of Charles B. Johnson as an interested person of the Fund results from his business affiliation with Franklin Resources, Inc. (“Resources”), the parent company of the investment management company and of the distributor. Gregory E. Johnson is considered an “interested person” of the Fund under U.S. federal securities laws on the basis of his position as officer and director of Franklin Resources, Inc.

Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and father and uncle respectively of Gregory E. Johnson and Jennifer J. Bolt.

The independent directors of the Fund are also the sole independent directors of 14 investment companies in Franklin Templeton Investments. The Fund currently pays each independent director an annual retainer of USD 145,000 for this work and a fee of USD

7,000 per regular board meeting attended that is correspondingly prorated by the Fund. Should they occur, compensation for participation in special board meetings will also be paid. The independent executive director of the Fund receives in addition annual compensation in the amount of USD 15,000 for his or her services for this investment company that is correspondingly prorated by the Fund. Members of the Board of Directors who attend the meetings of the Audit Committee for the Fund and these other funds, receive a lump-sum fee of USD 3,000 for each meeting of the Committee that they attend and from USD 2,000 for each teleconference, which is correspondingly prorated by the Fund. David E. Niemiec, acting as Chairman of the Audit Committee of the Fund and other funds, receives an additional annual compensation of USD 10,000, which is correspondingly prorated by the Fund. Members of the Audit Committee receive separate compensation for a committee meeting if it takes place on the same day as a regular board meeting. Independent members of the Board of Directors may also receive fees for their services as compensation for their work on behalf of other Franklin Templeton Investments funds.

Committees of the Board of Directors

There are two permanent committees in the Board of Directors: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Fund’s independent auditors (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the financial reports and internal controls. The Audit Committee consists of the following independent directors: Ann Torre Bates, Frank J. Crothers, David W. Niemiec, and Constantine D. Tseretopoulos. The Nominating Committee consists of the following independent directors of the Fund: Frank J. Crothers, Edith E. Holiday, and Frank A. Olson.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board members and the full board; and (b) for selection and nomination as interested board members by the full board.

When the Board of Directors has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders.“ To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, an ample number of qualified candidates using its own resources. The Nominating Committee, however, will review recommendations from the Qualifying Fund Shareholder to fill vacancies on the Board of Directors if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s address at P.O. Box 33030, St. Petersburg, FL 33733-8030 U.S.A. and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a member of the Fund’s Board of Directors, including as an independent board member. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than USD 250,000 during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record or beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residential address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. SEC had the nominee been nominated by the Board of Directors; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Fund if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the financial year ended on August 31, 2008, the Audit Committee met three times and the Nominating Committee met four times.

Fair valuation and liquidity

The Board of Directors has delegated to the investment management company the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The investment management company has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and determining the liquidity of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. VLOC regularly supplies the Board with reports documenting its activities for review and for price determination at scheduled meetings. VLOC meeting minutes are regularly submitted to the Board of Directors for their review.

The Fund’s policies and procedures governing fair valuation and determining the liquidity of securities have been initially reviewed and approved by the Board of Directors and any material amendments will also be reviewed and approved by the Board of Directors. The investment management company compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the Board of Directors regarding the operation of the policies and any material changes recommended as a result of such review.

Voting rules and procedures for proxy voting

The Fund’s Board of Directors has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment management company in accordance with the Proxy Voting Policies and Procedures (the ”Policies“) adopted by the Fund’s investment management company, Franklin Templeton Global Advisors Limited.

The investment management company has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment management company’s instructions and/or policies.

To assist it in analyzing proxies, the investment management company subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record-keeping and vote disclosure services. In addition, the investment management company subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the investment management company does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the management company's ultimate decision. The investment management company votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors and employees of the Fund, the investment management company and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. In the event of a substantive conflict of interests, the Proxy Group can refer to the voting recommendation of RiskMetrics, Glass Lewis, or another independent voting service provider or submit the matter directly to the Fund for authorization with a voting recommendation. If the conflict is not resolved, the Proxy Group may forward the matter, together with a recommended course of action for the investment management company, to an interdepartmental Proxy Review Committee (which may consist of portfolio managers and/or research analysts) for evaluation and for instructions on voting. The Proxy Review Committee may refer to the voting recommendation of RiskMetrics, Glass Lewis, or another independent voting service provider or submit the matter directly to the Fund. If the Proxy Group or the Proxy Review Committee forwards the matter to the Fund, it may refer to the instructions of a representative of the Fund, such as the Board or one of its committees.

If a substantive conflict of interest is found, but the issues on which the voting recommendation of the investment management company deviates from that of Glass Lewis, RiskMetrics, or another independent voting service provider concern (1) proposals by shareholders relating to social or environmental problems or political participation, (2) “other business areas” without a description of the areas that may be concerned, or (3) issues in which the investment management company would like to vote against the recommendation of the issuer’s board, the Proxy Group may refer to the voting recommendations of the investment management company rather than submitting the matter directly to the Fund for authorization.

In order to avoid certain possible conflicts of interest, the investment management company will, if possible, use "echo voting“ under the following circumstances: (1) if the Fund invests in an underlying fund on the basis of Section 12(d)(1) of the 1940 Act or on the basis of an exceptional permit from the U.S. SEC, (2) if the Fund invests uninvested cash funds in affiliated money market funds in accordance with an exceptional permit by the U.S. SEC (“Cash Sweep Agreement”), or (3) if this is necessary pursuant to the dispositive fund documents or applicable law. Echo voting means that the investment management company votes for the shares at the same ratio as all other Fund shareholders.

The recommendation of management on any issue is a factor which the investment management company considers in determining how proxies should be voted, but is not determinative of the management company's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment management company will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Investment management company’s proxy voting policies and principles

The investment management company has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment management company cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of Directors

The investment management company supports an independent Board of Directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment management company will generally vote against management efforts to classify a board and will generally support proposals to increase the independence of the Board of Directors. The investment management company may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment management company will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies

In light of several high profile accounting scandals, the investment management company will closely scrutinize the role and performance of auditors. On a case-by-case basis, the investment management company will examine proposals relating to non-audit relationships and non-audit fees. The investment management company will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation

A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The investment management company believes that management compensation should be directly dependent on results. The investment management company evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment management company will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment ("evergreen") feature. The investment management company will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment management company will generally oppose "golden parachutes" that are considered to be excessive. The investment management company will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The investment management company will review on a case-by-case basis any shareholder proposals to adopt policies on expensive stock option plans.

Anti-takeover mechanisms and related issues

The investment management company generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the investment management company may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The investment management company generally supports proposals that require models relating to shareholder rights' ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not to support them. The investment management company will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment management company generally opposes any supermajority voting requirements as well as the payment of "greenmail." The investment management company generally supports "fair price" provisions and confidential voting.

Changes to capital structure

The investment management company will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The investment management company will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment management company will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring

Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The investment management company will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues

The investment management company will generally give management discretion with regard to social, environmental and ethical issues, although the management company may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance

Many of the policies discussed above are applied to proxy voting decisions for international companies. However, the investment management company must be more flexible in these instances and must be mindful of the varied market practices of each region.

The investment management company will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the investment management company cannot process proxies, for example, where a shareholders’ meeting notice was received too late, or sell orders preclude the ability to vote If a security is lent, the investment management company may determine that it is not in the best interest of the Fund to request the return of the securities for the purpose of voting. The investment management company may also abstain from voting under certain circumstances or vote against items such as"Other Business" when the investment management company is not given adequate information from the company. Shareholders may view the complete policies online at franklintempleton.com.

Calculating the net asset value

The value of a unit investment fund is determined by subtracting the fund’s liabilities from all assets of the fund portfolio. The net asset value per share is determined by dividing the net asset value of each share class by the number of shares of the respective share class in circulation.

The net asset value of each class of shares in the Fund is calculated at close of business (generally 1:00 PM Pacific Time) on every day on which the NYSE is open for business. The Fund does not calculate the net asset value on days on which the NYSE is closed.

In determining the net asset value of the Fund, cash and the total sum of receivables are included at their realizable value. Interest is recorded as accrued interest and dividends are recorded on the day they are quoted ex dividend. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security Portfolio securities quoted on a securities market for which quotes are easily available are valuated at the last quoted sale price or the official closing price of the day, or, if no sales were reported, within the last quoted bid or offering price. Freely traded portfolio securities are recorded within the last quoted bid or offering price. Portfolio securities that are traded both over the counter and on exchanges are valued according to the broadest and most representative market.

Purchase and sell orders are executed on the basis of the net asset value calculated next after these orders have been received by the Fund in the proper form.

The trading of corporate bonds, money market securities and U.S. government securities ends every day at different times, generally prior to the stipulated close of business of the NYSE. The value of these securities that are used to calculate the net asset value of each class is determined at these times. Occasionally, events occur between the times at which the value of these securities is determined and the stipulated close of business of the NYSE that affect the value of these securities and which were not taken into account when calculating the net asset value of each class. The Fund relies on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third party pricing vendors will provide revised values to the Fund.

Fair valuation – individual securities

Since the Fund may invest in securities that are restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid, there is the possibility of a differential between the last available market prices for one or more of those securities and the latest indications of market values for those securities. The Fund has procedures, approved by the Board of Directors, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The Board of Directors oversees the application of fair value pricing procedures.

The application of fair value pricing procedures ensures good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security valuation – corporate bonds

Corporate bonds generally trade in the over the counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, who evaluate information with respect to bond and note transactions and it may rely on independent pricing services to assist in determining a current price for a security. The Fund's pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

Security valuation – options

The Fund values portfolio securities used as a basis for actively traded call options at their price determined as described above. The current market value of an option held by the fund reflects its latest selling price on the relevant exchange before the Fund values its assets. If there are no sales on that date or if the latest selling price is outside of the bid and ask price, the Fund values the option within a range of the current bid and ask price if the Fund believes that the valuation fairly reflects the contract’s market value.

Security valuation – foreign securities – computation of U.S. equivalent value

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its USD equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 PM Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the USD equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Directors.

Valuation – foreign securities – potential impact of time zones and market holidays

Trading in securities on foreign securities stock exchanges and over the counter markets, such as those in Europe and Asia, may be completed well before the close of business on the NYSE on each day that the NYSE is open. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a foreign portfolio security held by the Fund. As a result, the Fund may be susceptible to what is referred to as "time zone arbitrage." Certain investors in the Fund may seek to take advantage of discrepancies in the value of the Fund's portfolio securities as determined by the foreign market at its close and the latest indications of value attributable to the portfolio securities at the time the Fund's NAV is computed. Trading by these investors, often referred to as "arbitrage market timers," may dilute the value of the Fund's shares if such discrepancies in security values actually exist. To attempt to minimize the possibilities for time zone arbitrage, and in accordance with procedures established and approved by the Board of Directors, the investment management company monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds).

These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that might call into question the availability (including the reliability) of the values of foreign securities between the times at which they are determined and the close of the NYSE. If such an event occurs, the foreign securities may be valued using fair value procedures established and approved by the Board of Directors.

In certain circumstances these procedures include the use of independent pricing services. The intended effect of applying fair value pricing is to compute a NAV that accurately reflects the value of the Fund's portfolio at the time that the NAV is calculated, to discourage potential arbitrage market timing in Fund shares, to mitigate the dilutive impact of such attempted arbitrage market timing and to be fair to purchasing, redeeming and existing shareholders. However, the application of fair value pricing procedures may, on occasion, worsen rather than mitigate the potential dilutive impact of shareholder trading.

In addition, trading in foreign portfolio securities generally, or in securities markets in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE, and on which the Fund's NAV is not calculated. Thus, the calculation of the Fund's NAV does not take place contemporaneously with the determination of the prices of many of the foreign portfolio securities used in the calculation. If events affecting the last determined values of these foreign securities occur (determined through the monitoring process described above), the securities will be valued at fair value determined in good faith in accordance with the Fund's fair value procedures established and approved by the Board of Directors.

Suspending the calculation of the net asset value

The Board of Directors may set up procedures allowing the Fund to suspend calculation of the NAV for all or part of such times during which (1) the NYSE is closed for trading, except for normal weekends and holidays, (2) trading at the NYSE is curtailed, (3) a state of emergency exists that makes the sale of Fund shares practically impossible, or makes it practically impossible for the Fund to determine its NAV properly, or (4) during other periods that the Securities and Exchange Commission may fix in order to protect the Fund’s shareholders. As long as the calculation of the NAV is suspended, the Fund will not issue, redeem or exchange any of its shares.

Representatives

Representative in the Federal Republic of Germany

Dr. Carl Graf Hardenberg

Attorney at law

Claudiusstr. 11

10557 Berlin

acts as the Fund’s representative in the Federal Republic of Germany, in accordance with Section 138 of the German Investment Act (InvG).

The representative represents the Fund in and out of court. He is authorized to receive documents destined for the management company and the main sales organization.

Representative in the Republic of Austria

UniCredit Bank Austria AG

Schottengasse 6-8

A-1010 Vienna

acts as the representative of the Fund in Austria.

The representative represents the Fund in and out of court. He is authorized to receive documents destined for the management company and the main sales organization.

The courts of Vienna have jurisdiction for lawsuits against the Fund, the management company or the main sales organization that relate to the selling of shares in Austria.

Tax information

The following information on the current taxation of income from shares in foreign investment funds (as of May 11, 2007) refers to shareholders subject to taxation without limitation in Germany or Austria. This information is general in nature. Taxation of individual shareholders is dependent on various individual factors that are not given consideration here. Future changes to tax laws or the possibility of a different interpretation of the statutes by the tax authorities may affect the tax evaluation. Shareholders are recommended to discuss their personal tax situation with a tax consultant.

Taxation in the U.S.

U.S. income tax: The Fund in principle intends to make at least one annual distribution of essentially all of its net investment income. This includes dividends, interest and other types of ordinary income. The Fund further intends to make at least one annual distribution of realized capital gains. By doing so, and by complying with certain other provisions of the Internal Revenue Service Code of 1986, the Fund intends to be treated as a regulated investment company. The Fund’s status as a regulated investment company does not imply government supervision of its management or investment policy. As a regulated investment company, the Fund generally pays no U.S. federal income tax on the income and gains it distributes to shareholders. Distributions made to U.S. taxpayers are subject to U.S. federal income tax.

U.S. withholding tax

The United States of America generally impose a statutory withholding tax of 30% on Fund distributions of ordinary income to non-U.S. investors Ordinary income refers to all disbursed amounts with the exception of long-term sale profits with a holding period exceeding 1 year.

The 2004 American Jobs Creation Act (2004 Tax Act) exempts most dividends paid by the Fund from U.S. source interest income and short-term capital gains from U.S. withholding taxes. The exemption to the law applies to income distributed by the Fund for its financial years beginning September 1, 2005 and ending no later than August 31, 2008.

This 30% withholding tax rate may be reduced under the double taxation treaty with the United States of America and the country of residence of the non-U.S. investor.

Pursuant to Section 10 of the Convention Between the Federal Republic of Germany and the United States of America for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital and to Certain Other Taxes as amended on August 21, 1991, the U.S. government imposes a 15% withholding tax on distribution of ordinary Fund income to beneficial owners of Fund shares resident in the Federal Republic of Germany.

Pursuant to Section 10 of the Convention between the Republic of Austria and the United States of America for the Avoidance of Double Taxation with Respect to Taxes on Income as amended on May 31, 1996, the U.S. government will impose a 15% withholding tax on the distribution of ordinary Fund income to beneficial owners of Fund shares resident in the Republic of Austria.

Non-U.S. investors must meet certain requirements with regard to U.S. tax returns in order to gain the benefit of a reduced withholding tax rate pursuant to the double taxation convention between the country of residence of the non-U.S. investors and the U.S. and to avoid tax liability with respect to U.S. backup withholding tax. To claim these benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding) to establish his or her status as a non-U.S. investor to claim beneficial ownership in the investment account. A Form W-8BEN is included with the application form and must be renewed every 3 years unless the Fund has been provided a U.S. taxpayer identification number.

U.S. backup withholding tax

Distributions of income including capital gains distributions and the gross proceeds from redemptions of Fund shares paid to U.S. persons and other recipients subject to U.S. taxes are subject to a U.S. federal backup withholding tax of 28 % if the U.S. tax identification number and certain required certifications in Form W-9 (Request for Taxpayer Identification Number and Certificate), or alternatively Form W-8BEN have not been sent to the Fund to request non-U.S. status and exemption from the backup withholding tax. The Fund must also withhold taxes if requested to do so by the U.S. tax authorities.

U.S. inheritance tax

Pursuant to Section 9 of the Convention dated December 3, 1980 between the Federal Republic of Germany and the United States of America to avoid double taxation in the area of taxes on estates, inheritances and gifts, shares of the Fund are not subject to U.S. taxation if they are part of the inheritance of or a gift to a person domiciled in the Federal Republic of Germany.

Pursuant to Section 7 of the Convention dated June 21, 1982 between the Republic of Austria and the United States of America for the Avoidance of Double Taxation and the prevention of tax evasion in the area of taxes on estates, inheritances, gifts as well as generation skipping transfers, Fund shares are not subject to U.S. taxation if they are part of the inheritance of or a gift to a person domiciled in the Republic of Austria.

The Fund may be required to demand that heirs provide a transfer form issued by the U.S. Internal Revenue Service or comparable documents that exempt the Fund from liability for any inheritance taxes. An Internal Revenue Service transfer certificate is always required if the gross assets held in the U.S. of a deceased shareholder total at least USD 60,000. For gross assets held in the U.S. valued at USD 60,000.00 or less, the Fund can demand an affidavit to that effect.

Taxation in Germany

The Fund intends to meet all requirements set forth in Section 5 InvStG (Investment Tax Act) in order to allow for taxation of shareholders’ income pursuant to Sections 2 and 4 InvStG and to avoid flat-rate taxation pursuant to Section 6 InvStG (“non-transparent” funds). The Fund intends to publish the necessary bases for taxation within the statutory time period and to commission an audit and certification of the information from a recognized auditing agency or comparable agency.

For private shareholders in Germany, Sections 2 and 5 InvStG only distributed and reinvested interest and dividend income and certain other income of the investment fund are subject to income tax; it is immaterial whether the distributed income is disbursed or automatically reinvested in new investment shares. Interest income and certain other income is taxable in the full amount for shareholders, while dividend income is only taxed at one half (“half income procedure”) for individuals and corporations falling with Section 8b (1) KStG (Körperschaftssteuergesetz - Corporate Tax Act) are only liable for 5% tax.

Distributed capital gains from the sale of securities and subscription rights for shares in corporations and futures profits are tax-free for private shareholders. In the case of shareholders who hold Fund shares in business assets, distributed capital gains from the sale of stock or other shares in corporations are 50% tax-exempt for sole proprietors or partners of ordinary partnerships and up to 95% tax-exempt for corporations falling within the scope of Section 8b (2) KStG, while distributed capital gains from the sale of other securities and profits from forward transactions are generally taxable.

If shareholders have their shares administered or held in custody at a domestic German credit institution, that credit institution is required to withhold interest income tax on distributions of interest and dividend income at a rate of 30%, plus solidarity surtax (5.5% of interest withholding tax), even if distributions are automatically reinvested in new Fund shares.

Interest withholding tax is not incurred, however, if a shareholder has his or her shares in the Fund held and managed abroad.

In the case of redemption, exchange or any other transfer of rights to Fund shares (disposal transactions), private shareholders must pay taxes on the realized interim gain since January 01, 2005. Interim gain is defined in Section 1 (4) InvStG, with reference to Section 20 (1), no. 7 and (2) InvStG and can be simply described as that portion of the net asset value of an investment unit that results from interest and equivalent income realized, as well as accrued claims to such income, while dividend income does not count toward interim gain. The Fund intends to announce the interim gain together with the redemption price each market day.

Otherwise, the profits from sales are tax-free for private shareholders to the extent that the investment shares are kept beyond the “speculation period" of 12 months.

In contrast, shareholders who hold fund shares in business assets must generally pay taxes on the entire capital gain earned with the fund shares in the event of redemption, exchange or other transfers of rights to investment shares (disposal transactions), while reinvested capital gains from the sale of stocks or other shares in corporations and dividend income not yet received through distribution or reinvestment is up to 50% tax-exempt for sole proprietors or partners of ordinary partnerships and up to 95% tax-exempt for corporations (so-called “Aktiengewinn” (equity income related gains)). The Fund intends to determine this equity income-related gain as a percentage of the redemption price on each valuation date and publish it together with the redemption price.

If the redemption of investment shares is processed by a German financial institution (this does not include the mere payment of the redemption proceeds by the paying agent), the financial institution is obligated to withhold the interest withholding tax on the interim gain and in the case of dividend-equivalent income, on the so-called prorated accumulated dividend-equivalent income. The interest withholding tax is generally not final but is instead only an advance payment on the income or corporate tax to be determined by the Revenue Office.

Although the Fund and Franklin Templeton Investment Services GmbH treat tax matters with the greatest possible diligence, no assurance can be given that the tax authorities will recognize the disclosed figures as correct.

Note on Compensation Tax Starting January 1, 2009

The Bundesrat approved the Corporate Tax Reform Act (Unternehmenssteuerreformgesetz) of 2008 on July 6, 2007. This statute introduces, inter alia, a compensation tax in Germany starting on January 1, 2009. Please note that the introduction of the compensation tax will lead to changes in the above-described treatment of income from investment funds. In particular, the Act provides that distribution income (e.g., interest, dividends, sale profits) and income deemed distributed (e.g., reinvested interest and dividends) are subject to a taxation rate of 25% (plus solidarity surtax and, if applicable, church tax) under the compensation tax system. Dividends are taken into account in their full amount (elimination of the half-income procedure). Additionally, the distributed sales profits of the Fund are subject to compensation tax. If held domestically, the compensation tax will be withheld in the event of distributions and return of shares by the domestic depositary. However, to the extent that no tax deduction is made, information must still be included in the tax return (duty to estimate). The 25% tax rate also applies to capital gains taxed based on estimates. Furthermore, information for church tax purposes is necessary if the 25% tax deduction has already occurred. However, information in the tax return may also be useful in certain cases (right to elect estimation). Thus, the personal taxation rate is assumed if it is lower than 25%. The revenue authorities apply a “more favorable” test if information is provided on all capital gains in the tax return. Advertising costs related to income from capital assets can no longer be claimed. The amounts of the savings exemption and the flat-rate advertising costs are replaced by a flat-rate savings amount of EUR 801 (or EUR 1,602 in the case of spouses filing jointly).

Profits from the sales of securities of the investment fund will continue not to be deemed received (not subject to taxation in case of reinvestment) at the end of the Fund’s financial year; instead, if they are not distributed, they will only be subject to taxation at the time of return of the share certificates to the extent that the certificates were acquired after December 31, 2008.

Profits from the sale of investment shares of a private investor will be subject to compensation tax regardless of the length of time they are held. However, Fund shares acquired before January 1, 2009 may still be sold free of tax to the extent that the sale takes place outside of the one-year speculation period.

Taxation in Austria

Basic Information on the Taxation of Investment Fund Income

The taxation of shareholders in foreign investment funds is provided for, inter alia, in Sections 40 and 42 InvFG (Investmentfondsgesetz – Investment Funds Act) of 1993 in the respectively applicable version.

Taxation of income from foreign capital investment funds is based, on the one hand, on distributions received by the investor, and, on the other, on distribution-equivalent income of the foreign fund that is attributable to the investor.

Income equivalent to distributions

Income equivalent to distributions consists of interest, dividends, income equivalent to distributions of shares held by the Fund in other Austrian domestic or foreign investment funds, as well as other substance profits and other income remaining after the deduction of Fund expenses and not distributed to shareholders (Section 40 (2) no. 1 Investment Funds Act). In determining the dividend-equivalent income, 100% of the substance profits from debt-based securities and related derivative products and 80% of other substance profits may be omitted from the calculation, thus remaining tax-free for private investors.

Dividend-equivalent income must generally be proven by an Austrian tax representative and is conclusively deemed received by investors for tax purposes four months after the end of the financial year. It is published and accessible on the homepage of the Federal Ministry of Finance.

(https://www.bmf.gv.at/Steuern/Fachinformation/WeitereSteuern/Investmentfondgesetz/Ausschttungsgleiche_4222/_start.htm)

Holding Shares Abroad

If share certificates are held at a foreign depositary, investors must estimate both the distributions received and dividend-equivalent income – either proven by a tax representative or estimated - for income tax purposes at the special taxation rate of 25% pursuant to Section 37 (8) EStG (Income Tax Act).

Holding Shares in Austria

If the share certificates are held at a domestic depositary, distributions from the foreign fund are subject to 25% capital gains tax withholding.

Dividend equivalent income of a foreign fund which has appointed a domestic tax representative ("white" funds) must be taken into account by the investor in the amount published on the Finance Ministry homepage in the income tax return; it is taxed at a rate of 25%.

In addition to appointing a tax representative, foreign funds may also participate in the capital gains tax reporting system under Section 40 (2) no. 2 InvFG (“snow-white” funds). By means of withholding this capital gains tax, private investors are taxed at source on all their income from a foreign fund; it is thus no longer necessary to include this fund income in the income tax return.

Security taxation

Independently of whether a foreign investment fund is "white" or "black”, domestic depositary institutions are required to withhold security tax in the form of a 25% capital gains tax for the share certificates in foreign funds deposited with them pursuant to Section 42 (4) InvFG. The following capital gains are deemed received:

–    If the share is attributable to the taxpayer for the entire calendar year, an amount of 6% of the last redemption price set in the calendar year on December 31 of each year.

–    If the share is sold during the year or transferred abroad, at the time of sale or transfer, the amount of 0.5% of the last redemption price determined before the sale or transfer for every started month of the current calendar year.

Transfer agent

Franklin Templeton Investor Services, LLC (Investor Services)

3344 Quality Drive

San Francisco, CA 95670-7313, U.S.A.

acts as the Fund’s transfer agent. The duties of the transfer agent include the recording of purchases, transfers and redemption requests, the distribution of dividends, realized capital gains and reinvestments, as well as regular communication with shareholders. Investor Services is a directly and wholly owned subsidiary of Franklin Resources, Inc. and is a sister company of the Fund's investment management company and distributor.

The transfer agent received from the Fund an annual service fee in the amount of USD 24.00 for each shareholder account, in addition to out-of-pocket expenses; this fee is adjusted annually in line with the consumer price index published by the U.S. Department of Labor. The transfer agent is a subsidiary of Templeton Worldwide, Inc., and its capital resources amounted to USD 8,451,308 on September 30, 2003.

Independent auditor

The accounting firm of

PricewaterhouseCoopers LLP

Three Embarcadero Center, San Francisco, CA 94111-4004, U.S.A.

acts as the Fund’s auditor. Its duties as auditor are the audit of the Fund's financial statements which are contained in the Fund's annual report to the shareholders.

Disclosures

Price disclosure

Disclosures

In Germany, offering and redemption prices, as well as any notices to shareholders are currently published in the Börsen-Zeitung, dividends are published in the Handelsblatt. In Austria, offering and redemption prices, as well as any notices to shareholders are published in Die Presse. The information is also available on the website www.franklintempleton.de or www.franklintempleton.at.

The Board of Directors of Templeton Growth Fund, Inc. can determine at its discretion whether or not to continue publishing in any of the media indicated above, or whether to publish in alternative or additional electronic or print media. Share prices are also available from Franklin Templeton Investment Services GmbH.

Semi-annual and annual reports

The Fund’s financial year ends on August 31 of any calendar year. Shareholders will receive reports containing the Fund’s portfolio holdings and other information at intervals not exceeding six months. The annual report is audited by the independent auditor.

Sales plan

The Fund has approved a sales service plan for Fund shares pursuant to Rule 12b-1 of the Investment Companies Act of 1940, which permits it to reimburse the main sales organization for its costs and expenses for activities primarily geared toward the placement of Fund shares. The annual sales service fee to be paid by the Fund as part of this plan may not exceed 0.25% of the average daily net assets of class A shares of the Fund. The main distributor may assign a portion of this fee to investment brokers who make the commitment to provide full service to the shareholders to whom they have distributed the Fund. The plan provides that fees and expenses that were not reimbursed in any particular month (including fees and expenses that were not reimbursed because they exceeded the annual limit of 0.25% of the average daily net assets of the Fund) may be reimbursed in future months or years in accordance with legal requirements. Pursuant to the sales service plan, the Board of Directors regularly reviews the adequacy of the payments.

Paying agency fees

Establishing paying agencies makes payment transactions between investors and the Fund’s transfer agent easier. The Fund pays J.P. Morgan AG an annual fee of EUR 2,500. It pays Marcard, Stein & Co. GmbH & Co. AH and Merck, Finck & Co. an annual fee of USD 15,000 and UniCredit Bank Austria AG an annual fee of EUR 2,543.55. Any expenses that occur are likewise reimbursed.

Place of jurisdiction

Federal Republic of Germany

Berlin is the place of jurisdiction for actions against the investment company, the management company or the distributor as they relate to the sale of Fund shares to the public in the Federal Republic of Germany. The writ and all other documents may be served on the representative.

Republic of Austria

Vienna is the place of jurisdiction for actions against the investment company, the management company or the distributor as they relate to the sale of Fund shares in Austria. The writ and all other documents may be served on the representative.

Right to countermand payment

Republic of Austria

If the investor is a consumer within the meaning of the Consumer Protection Act (KSchG) and did not give his or her declaration to enter into a contract in the premises used habitually by the investment company or by a person who sold the shares or negotiated the sale of the shares, he or she may withdraw his or her contract application or the contract pursuant to Section 3 Consumer Protection Act. This revocation can be declared until the formation of the contract or within one week thereafter. The period starts at the time of delivery of this document but no earlier than the formation of the contract.

The revocation must be in writing in order to be valid. It is sufficient if the consumer returns a document containing his or her declaration to enter into a contract or the investment company’s declaration to enter into a contract, to the investment company or its agents who participated in the contract negotiations with a notation which makes it unequivocal that the consumer rejects the maintenance of the contract.

Contract terms

1	General

1.1

The legal relationships in terms of corporate law between the investor and the Fund are subject to U.S. law and are governed by the following contractual terms, which are based on U.S. law, the by-laws and additional information. Copies of the complete by-laws and additional information in German are available from the German representative. Besides the aforementioned documents, the management company’s current annual report is also available from the Austrian representative.

1.2

The legal relationship between the investor and the Fund takes effect as soon as the purchase application and the investment amount in U.S. currency have been properly received by the transfer agent provided the purchase application is not rejected. When the legal relationship comes into force, the investor receives investment shares whose value is determined by the net asset value calculated on the next business day following receipt of the application and the investment amount. An initial investment must be at least EUR 2,500. Savings programs require a monthly or quarterly minimum investment of EUR 100.

1.3

Immediately after the legal relationship comes into force, the transfer agent will establish a shareholder account for the investor into which, among other things, the number of shares acquired are deposited. The shareholder receives a confirmation and, on request, a share certificate to that effect.

2	Offering price

2.1

The offering price of an investment share is calculated by dividing the net asset value of the Fund by the total number of investment shares outstanding, then adding the sales charge, which is graded by the size of the investment.

2.2

Investors who acquire a specified number of shares within a 13 month period and hold them for at least one day during that period, and provide a Letter of Intent to that effect, benefit from a reduction of the sales charge for the total investment. Any redemptions made during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been fulfilled.

2.3	For automatic investment plans, sales charges are only due on the investment amounts actually deposited; there is no advance debiting of costs.

3	Redeeming shares

Fund shares are redeemed on each day on which the net asset value per share of the Fund is calculated, provided the shareholder sends to the transfer agent via Franklin Templeton Investment Services GmbH a redemption request in proper form.

The redemption price is the net asset value per share next calculated after the transfer agent receives the redemption request in proper form.

4	Investment restrictions

4.1

To protect investors, the Fund has subjected itself to extensive investment restrictions that in part cannot be changed without the consent of shareholders. These restrictions are described in detail in the prospectus.

4.2	Basically, the Fund may not purchase:
a)	shares of other investment assets regardless of their legal form
b)	shares in venture capital and private equity funds
c)	real estate or liens on real estate
d)	commodity or currency futures contracts
e)	securities of any company of which directors or officers individually own more than 0.5% and in aggregate more than 5%
f)	participating interests in programs to explore natural resources

4.3	The Fund is also not permitted:
a)

to borrow except for the redemption of shares, and then only as a temporary measure and only up to 10% of net assets. The borrowing may only be carried out at market conditions and requires the custodian bank’s consent to the loan conditions.

b)	to encumber or mortgage net assets, except to secure the borrowing named in a), and not more than 10% of net assets.
c)	invest more than 25% of its net assets in any one industry.
d)	invest in “letter stocks.”.
e)	selling short or buying or selling puts, calls, straddles or spreads.
f)	the Fund is entitled to trade so-called stock index futures and, under certain pre-conditions, to buy or sell options related to such transactions.

Presented by:

Independent Distributor

The note on independent sales partners refers exclusively to the sale of Franklin Templeton funds.

Sales prospectuses and other documents are available from your advisor or from:

Franklin Templeton Investment Services GmbH

Postfach 11 18 03, 60053 Frankfurt a. M., Mainzer Landstraße 16, 60325 Frankfurt a. M.

Tel.: 0800/0738002 (Germany), 0800/295911 (Austria), Fax: +49(0)69/27223-120

E-Mail: info@franklintempleton.de (Germany), info@franklintempleton.at (Austria)

Internet: www.franklintempleton.de (Germany), www.franklintempleton.at (Austria)

TGF 50.07.ST0107